UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the
Registrant
☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12
GREEN THUMB INDUSTRIES INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GREEN THUMB INDUSTRIES INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF GREEN THUMB INDUSTRIES INC.

AND

PROXY STATEMENT

FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 14, 2023

May 1, 2023

GREEN THUMB INDUSTRIES INC.

Notice of Annual General Meeting of Shareholders (the “Notice”)

The 2023 annual general meeting of shareholders (the “Meeting”) of Green Thumb Industries Inc., a British Columbia corporation (the “Corporation” or the “Company”), will be a virtual meeting held on June 14, 2023 beginning at 10 a.m. (Central time), at www.virtualshareholdermeeting.com/GTBIF2023.

The following matters will be considered at the Meeting:

•	The setting of the number of directors at seven;

•	The election of directors for the forthcoming year from the nominees proposed by the board of directors of the Company (the “Board”);

•	The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the accompanying proxy statement;

•	The re-appointment of Baker Tilly US, LLP (“Baker Tilly”), as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and

•	The transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

This Notice is accompanied by the proxy statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Company is using “Notice-and-Access” to deliver the proxy statement to shareholders. This means that the proxy statement is being posted online to access, rather than being mailed out. Notice-and-Access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2022, together with the notes thereto, the independent auditor’s report thereon and the related management’s discussion and analysis are available on the Investors page of the Company’s website at gtigrows.com, Canada’s System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and the Securities and Exchange Commission’s website at www.sec.gov. Shareholders will still receive a Proxy Instrument or a voting instruction form in the mail so they can vote their shares but, instead of receiving a paper copy of the proxy statement, they will receive a notice with information about how they can access the proxy statement electronically and how to request a paper copy.

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is April 20, 2023 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof.

A shareholder of the Company may attend the Meeting live via webcast or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournment(s) thereof via the webcast are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) thereof.

To be effective, the enclosed Proxy Instrument must be returned to our proxy tabulator, Broadridge Financial Solutions (“Broadridge”) by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 10:59 p.m. (Central Time) on June 12, 2023 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.

DATED as of May 1, 2023 By Order of the Board of Directors

/s/ Benjamin Kovler
Benjamin Kovler
Chief Executive Officer, Chairman and Founder

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2023

The Notice of Annual General Meeting and Proxy Statement are available on our website at

investors.gtigrows.com/2023proxy. The 2022 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2022, is available on our website at

investors.gtigrows.com/2022annualreport.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY OVER THE INTERNET

BY VISITING WWW.PROXYVOTE.COM

OR BY TELEPHONE (800) 690-6903

OR

MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING.

i

ii

PROXY STATEMENT FOR THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2023

This proxy statement contains information about the 2023 annual general meeting of shareholders (the “Meeting”) of Green Thumb Industries Inc., to be held via live webcast on June 14, 2023 beginning at 10 a.m. (Central time), at www.virtualshareholdermeeting.com/GTBIF2023. The board of directors (the “Board”) of the Company is using this proxy statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company,” “Corporation” or “Green Thumb” or similar terms refers to Green Thumb Industries Inc. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 325 West Huron Street, Suite 700, Chicago, Illinois 60654.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke it at any time up to and including the day two business days preceding the day of the Meeting by giving our Corporate Secretary written notice to that effect or at the Meeting by providing written notice to our Chair to that effect.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 the (“Form 10-K”) available to shareholders on May 1, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held on June 14, 2023:

This proxy statement and our Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our Form 10-K, as filed with the Securities and Exchange Commission (“SEC”) on March 1, 2023, except for exhibits, will be furnished without charge to any shareholder upon written request to our Corporate Secretary at investorrelations@gtigrows.com. This proxy statement and our Form 10-K are also available on the Investors page of our website at gtigrows.com, the SEC’s website at www.sec.gov and SEDAR at www.sedar.com.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

Our Board is using this proxy statement to solicit proxies for use at the Meeting to be held via live webcast on June 14, 2023 and is making these materials available by posting them online to access, rather than mailing them out unless requested by a shareholder. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at nominal cost to the Company.

As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the U.S. Securities and Exchange Commission (“SEC”) and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to non-registered shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders” or “beneficial owners”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.

Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:

•

be provided with a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to our proxy tabulator, Broadridge Financial Solutions; or

•

be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder (beneficial owner), the Company or its agent has sent these materials to your Intermediary in accordance with applicable securities regulatory requirements. Your Intermediary is responsible for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.

Receiving Future Meeting Materials by Email

eDelivery ensures that shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.

What is included in the proxy materials?

The proxy materials include:

•	our Notice of Meeting;

•	our proxy statement for the Meeting;

•	a Proxy Instrument or voting instruction card; and

•	our 2022 Form 10-K.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and its committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at investorrelations@gtigrows.com or by calling us at (312) 471-6720.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge Financial Solutions at:

Broadridge

51 Mercedes Way

Edgewood, NY 11717

1-866-540-7095

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Green Thumb Industries Inc.

Attn: Corporate Secretary

325 West Huron Street, Suite 700

Chicago, Illinois 60654

investorrelations@gtigrows.com

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will not reimburse Intermediaries for forwarding proxy materials to objecting beneficial owners and such objecting beneficial owners will not receive proxy materials unless their Intermediaries assume the cost of delivery.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are to:

•	Set the number of directors at seven;

•	Re-elect the directors for the forthcoming year from the nominees proposed by the Board of Directors of the Company;

•	Approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement (which we refer to as the “Say-on-Pay Proposal”);

•	Re-appoint Baker Tilly as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and

•	Transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

What are my voting choices?

You may vote “FOR” or “AGAINST” for the setting of the number of directors at seven; “FOR” or “WITHHOLD” for the re-election of nominees for election as directors; “FOR,” “AGAINST” OR “ABSTAIN” for the Say-on-Pay Proposal; and “FOR” or “WITHHOLD” for the re-appointment of Baker Tilly as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the setting of the number of directors at seven; “FOR” each of its nominees for election to the Board; “FOR” the Say-on-Pay Proposal; and “FOR” the re-appointment of Baker Tilly, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement.

What vote is required to approve each item?

To conduct business at the Meeting, the quorum of shareholders is one person who holds, or who represents by proxy one or more shareholders who in the aggregate hold, at least 5% of the issued shares entitled to be voted at the Meeting.

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

Proposal	Required Vote
1. Set the number of directors at seven	Majority of the votes cast on the proposal
2. Election of directors	Majority of the votes cast on the proposal
3. Approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement	Majority of the votes cast on the proposal
4. Re-appointment and remuneration of auditors	Majority of the votes cast on the proposal

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC promptly following the Meeting. The Form 8-K will also be available on SEDAR and on the Investors page of our website gtigrows.com.

How You Can Vote

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through an Intermediary. On April 20, 2023, there were 758 shareholders of record holding (i) 208,306,188 Subordinate Voting Shares; (ii) 38,531 Multiple Voting Shares; and (iii) 251,690 Super Voting Shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT THEM AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through an Intermediary, such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. You have received a proxy card to use in voting your shares either by mail or email.

Beneficial Owner

If your shares are held through an Intermediary such as a bank, broker, plan trustee or other nominee, it is likely that they are registered in the name of the Intermediary and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your Intermediary has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares electronically at the Meeting, or any adjournment(s) or postponement(s) thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

How can I vote at the Meeting?

You may vote electronically, at the Meeting or any adjournment(s) or postponement(s) thereof, those shares that you hold in your name as the shareholder of record. You may vote electronically at the Meeting shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the Intermediary that is the registered holder of your shares.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions in advance as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Voting by Internet

Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.

Voting by Mail

Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to our proxy tabulator, Broadridge, at the following address:

Vote Processing, c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

How do I attend the virtual Meeting?

This year’s Meeting will again be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered shareholder as of the close of business on April 20, 2023 or if you hold a valid proxy to vote at the annual meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2023. You will also be able to vote your shares electronically at the Meeting. To participate, you will need your 16-digit control number that is included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

The Meeting will begin promptly at 10 a.m., Central time. We encourage you to access the Meeting prior to the start time. Online access will open at 9:45 a.m., Central time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the login page to the Meeting.

We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.

What will I need to attend the virtual Meeting?

If you were a shareholder of record as of the close of business on April 20, 2023, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2023 and using your 16-digit control number to enter the Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may join the meeting as a guest or by obtaining a proxy from the owner of record. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.

Will I be able to attend the Meeting without a 16-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 16-digit control number.

Why a virtual annual meeting?

We are excited to again embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting and is the most appropriate format for our shareholders and other Meeting attendees.

You will be able to attend the Meeting online and submit your questions or comments during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2023. You will also be able to vote your shares electronically at the Meeting. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the Meeting, please call the technical support number that will be posted on the virtual Meeting login page (www.virtualshareholdermeeting.com/GTBIF2023).

How do I submit questions for the Meeting?

Shareholders who wish to submit questions or comments may do so during the live webcast of the Meeting at www.virtualshareholdermeeting.com/GTBIF2023. Instructions will be available on the virtual Meeting site and technical assistance will be available.

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE SETTING OF THE NUMBER OF DIRECTORS AT SEVEN, FOR THE ELECTION OF DIRECTORS, FOR THE SAY-ON-PAY PROPOSAL AND FOR THE RE-APPOINTMENT OF BAKER TILLY US, LLP AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT. The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to elect our auditor. Your broker will be prohibited from voting your shares without your instructions on the number of directors, the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?

Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournment(s) or postponement(s) thereof and votes electronically submitted during the Meeting as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 10:59 p.m. (Central time) on June 12, 2023 or 48 hours prior to any adjournment(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary.

May I change or revoke my vote?

A shareholder who has given a proxy pursuant to this solicitation may revoke it at any time up to and including the second business day preceding the day of the Meeting or any adjournment(s) thereof at which the proxy is to be used:

•

by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing and either delivered to the attention of the Corporate Secretary of the Company by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;

•	by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) thereof, or

•	in any other manner permitted by law.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your Intermediary (which revokes your earlier instructions), or, if you have obtained a legal proxy from the Intermediary giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals, as well as the Amended and Restated Articles of the Company (the “Articles”). As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Central time) on March 14, 2024 and must be submitted to our Corporate Secretary at Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Company’s last annual general meeting (March 14, 2024). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

In addition to satisfying the requirements described above, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2024. However, if the date of the 2024 Annual General Meeting is more than 30 days before or after the anniversary of the date of the Meeting, then such notice must be delivered by the later of (i) the 10th day following the day we first publicly announce the date of the 2024 Annual General Meeting and (ii) the date which is 60 days prior to the date of the 2024 Annual General Meeting.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?

Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “What if have additional questions or how do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by the Articles (which may be obtained as provided below under the heading “How may I obtain financial and other information about Green Thumb Industries Inc.?”) and must be updated and supplemented as provided in the Articles.

Written notice of director nominees must be received, in the case of an annual meeting, not less than thirty (30) days prior to the date of the annual meeting of shareholders; provided, however, that if the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following such public announcement. See “Advance Notice Policy” under “Proposals No. 1 and 2—Election of Directors” in this proxy statement.

How may I recommend candidates to serve as directors?

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “What if have additional questions or how do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”

To be in proper written form, such notice must set forth the nominee’s (i) name, age, business and residential address and principal occupation or employment for the past five (5) years; and (ii) his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in the Articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Green Thumb Industries Inc.?”

Description of the Company’s Voting Securities

The Company is authorized to issue an unlimited number of Subordinate Voting Shares, an unlimited number of Multiple Voting Shares and an unlimited number of Super Voting Shares.

On April 20, 2023, the Record Date, there were 758 shareholders of record holding (i) 208,306,188 Subordinate Voting Shares; (ii) 38,531 Multiple Voting Shares; and (iii) 251,690 Super Voting Shares.

The Subordinate Voting Shares and Multiple Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. Under Canadian securities laws, a “restricted security” means an equity security of a reporting issuer if, among other things, there is another class of securities of the reporting issuer that carries a greater number of votes per security relative to the equity security. As of the Record Date, the Subordinate Voting Shares represent approximately 44.9% of voting rights attached to outstanding securities of the Company, the Multiple Voting Shares represent approximately 0.8% of voting rights attached to outstanding securities of the Company, and the Super Voting Shares represent approximately 54.3% of voting rights attached to outstanding securities of the Company.

The total number of equity shares assuming all are converted into Subordinate Voting Shares as of the Record Date would be 237,328,288.

Holders of Subordinate Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held.

Holders of Multiple Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share could then be converted (currently 100 votes per Multiple Voting Share held).

Holders of Super Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Super Voting Shares are entitled to 1,000 votes per share.

Our Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, provides further information regarding our securities.

Except as set out below, to the knowledge of the directors and officers of the Company, as of April 1, 2023, no person beneficially owns or exercises control over, directly or indirectly, more than 10% of the outstanding voting securities of the Company:

Name of Shareholder	Number of Super Voting Shares Owned, Controlled or Directed	Percentage of Outstanding Super Voting Shares Owned, Controlled or Directed	Number of Multiple Voting Shares Owned, Controlled or Directed	Percentage of Outstanding Multiple Voting Shares Owned, Controlled or Directed	Number of Subordinate Voting Shares Owned, Controlled or Directed	Percentage of Outstanding Subordinate Voting Shares Owned, Controlled or Directed	Percentage of Votes Attaching to all Outstanding Shares Owned, Controlled or Directed

Benjamin Kovler(1)	183,254	72.8%	—	—	789,867	0.4%	39.7%

Note:

(1)

Comprised of Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares either (i) held, directly or indirectly, by Benjamin Kovler, his associates and/or certain other related entities and trusts, or (ii) over which Benjamin Kovler exercises direction or control.

Take-Over Bid Protection

Under applicable Canadian law, an offer to purchase Super Voting Shares would not necessarily require that an offer be made to purchase Subordinate Voting Shares or Multiple Voting Shares. In accordance with the rules applicable to most senior issuers in Canada, in the event of a take-over bid, the holders of Subordinate Voting Shares or of Multiple Voting Shares will be entitled to participate on an equal footing with holders of Super Voting Shares. The owners of all the outstanding Super Voting Shares entered into a customary coattail agreement with the Company and a trustee (the “Coattail Agreement”). The Coattail Agreement contains provisions customary in Canada for dual class, listed corporations designed to prevent transactions that otherwise would deprive the holders of Subordinate Voting Shares or Multiple Voting Shares of rights under applicable take-over bid legislation to which they would have been entitled if the Super Voting Shares had been Subordinate Voting Shares or Multiple Voting Shares.

The undertakings in the Coattail Agreement do not apply to prevent a sale by any initial holder of Super Voting Shares if concurrently an offer is made to purchase Subordinate Voting Shares and Multiple Voting Shares that:

(a)

offers a price per Subordinate Voting Share or Multiple Voting Share (on an as converted to Subordinate Voting Share basis) at least as high as the highest price per share paid pursuant to the take-over bid for the Super Voting Shares (on an as converted to Subordinate Voting Share basis);

(b)

provides that the percentage of outstanding Subordinate Voting Shares or Multiple Voting Shares to be taken up (exclusive of shares owned immediately prior to the offer by the offeror or persons acting jointly or in concert with the offeror) is at least as high as the percentage of Super Voting Shares to be sold (exclusive of Super Voting Shares owned immediately prior to the offer by the offeror and persons acting jointly or in concert with the offeror);

(c)

has no condition attached other than the right not to take up and pay for Subordinate Voting Shares or Multiple Voting Shares tendered if no shares are purchased pursuant to the offer for Super Voting Shares; and

(d)	is in all other material respects identical to the offer for Super Voting Shares.

In addition, the Coattail Agreement does not prevent the transfer of Super Voting Shares by an initial holder to a Permitted Holder (as that term is defined in the Articles). The conversion of Super Voting Shares into Multiple Voting Shares, whether or not such Multiple Voting Shares are subsequently sold or converted into Subordinate Voting Shares, would not constitute a disposition of Super Voting Shares for the purposes of the Coattail Agreement.

Under the Coattail Agreement, any disposition of Super Voting Shares (including a transfer to a pledgee as security) by a holder of Super Voting Shares party to the agreement will be conditional upon the transferee or pledgee becoming a party to the Coattail Agreement, to the extent such transferred Super Voting Shares are not automatically converted into Multiple Voting Shares in accordance with the Articles.

The Coattail Agreement contains provisions for authorizing action by the trustee to enforce the rights under the Coattail Agreement on behalf of the holders of the Subordinate Voting Shares or of the Multiple Voting Shares. The obligation of the trustee to take such action is conditional on the Company or holders of the Subordinate Voting Shares or of the Multiple Voting Shares, as the case may be, providing such funds and indemnity as the trustee may require. No holder of Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, has the right, other than through the trustee, to institute any action or proceeding or to exercise any other remedy to enforce any rights arising under the Coattail Agreement unless the trustee fails to act on a request authorized by holders of not less than 10% of the outstanding Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, and reasonable funds and indemnity have been provided to the trustee. The Company has agreed to pay the reasonable costs of any action that may be taken in good faith by holders of Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, pursuant to the Coattail Agreement.

The Coattail Agreement provides that it may not be amended, and no provision thereof may be waived, unless, prior to giving effect to such amendment or waiver, the following have been obtained: (i) the consent of any applicable securities regulatory authority in Canada; and (ii) the approval of at least 66 2/3% of the votes cast by holders of Subordinate Voting Shares and 66 2/3% of the votes cast by holders of Multiple Voting Shares excluding votes attached to Subordinate Voting Shares and to Multiple Voting Shares, if any, held by the initial holders, their affiliates and any persons who have an agreement to purchase Super Voting Shares on terms which would constitute a sale or disposition for purposes of the Coattail Agreement other than as permitted thereby.

No provision of the Coattail Agreement limits the rights of any holders of Subordinate Voting Shares or of Multiple Voting Shares under applicable law.

Notice-and-Access

The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act and in Canadian National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer and Canadian National Instrument 51-102—Continuous Disclosure Obligations (“NI 51-102”), for distribution of the Meeting materials to shareholders. Under Notice-and-Access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-Access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the Form 10-K for the fiscal year ended December 31, 2022, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis are available on the Investors page of our website at gtigrows.com, SEDAR at www.sedar.com and the SEC’s website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice-and-Access” rules.

Obtaining Additional Information

How may I obtain financial and other information about Green Thumb Industries Inc.?

Our consolidated financial statements are included in our Form 10-K. We filed our Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549 on March 1, 2023. We will furnish a copy of our Form 10-K (as amended, excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “What if have additional questions or how do I obtain additional copies of this proxy statement or voting materials?” Our Form 10-K is also available free of charge on the Investors page of our website at gtigrows.com, on the SEC’s website at www.sec.gov, and on SEDAR at www.sedar.com.

By writing to us, shareholders also may obtain, without charge, a copy of the Articles, code of conduct and Board standing committee charters.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Co.

Victoria Tower, Suite 1717

25 Adelaide St. East

Toronto, ON M5C 3A1

What if I have additional questions or how do I obtain additional copies of this proxy statement or voting materials?

If you have additional questions or need additional copies of this proxy statement or voting materials, please contact us at:

Green Thumb Industries Inc.

Attn: Corporate Secretary

325 West Huron Street, Suite 700

Chicago, Illinois 60654

investorrelations@gtigrows.com

OVERVIEW OF PROPOSALS TO BE VOTED ON

All proposals herein are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” the setting of the number of directors at seven, the election of the nominees and the compensation of our named executive officers in Proposals No. 1, 2 and 3, and “FOR” the re-appointment and remuneration of auditors in Proposal No. 4.

PROPOSALS NO. 1 AND 2—ELECTION OF DIRECTORS

The Articles provide that the number of directors should not be fewer than three (3) directors. There are currently seven (7) directors of the Company. At the Meeting, it is proposed to fix the number of directors at seven (7) and that seven (7) directors be elected at the Meeting.

Management proposes to nominate at the Meeting the persons whose names are set forth in the table below, each to serve as a director of the Company until the next meeting of shareholders at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed or becomes disqualified in accordance with the Articles or the BCBCA. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. Management does not contemplate that any of the nominees will be unable to serve as a director of the Company.

The following table sets out the name of each current director, each of whom is proposed by the Board to be nominated for re-election as a director of the Company at the Meeting, and each of their respective positions and the period during which such person has been a director of the Company.

Name	Age	Position(s)	Location of Residence	Director Since
Dawn Wilson Barnes	56	Director, Audit Committee member	Georgia, USA	2023
Wendy Berger	57	Director, Compensation Committee Chair	Illinois, USA	2015
Richard Drexler	75	Director, Audit Committee Chair	Florida, USA	2022
Anthony Georgiadis	45	Director and President	Florida, USA	2017
Jeffrey Goldman	46	Director, Audit Committee member, Compensation Committee member	Illinois, USA	2022
Benjamin Kovler	44	Founder, Chairman of the Board and Chief Executive Officer	Illinois, USA	2014
Ethan Nadelmann	66	Director, Compensation Committee member	New York, USA	2023

Biographical Information

Consistent with the Company’s ongoing effort to maintain a highly qualified, independent Board with relevant expertise to guide the Company going forward, the Board believes a broad range of characteristics, including skills and experience, as well as diversity and demographic factors are important considerations in selecting director nominees. The nominees for election, whose information appears below, reflect those efforts. Following is a summary of key qualifications each nominee brings to the Board are the biographies of the nominees for the Board.

Qualification	Barnes	Berger	Drexler	Georgiadis	Goldman	Kovler	Nadelmann

Independence	●		●				●

Core business skills, including financial and strategic planning	●	●	●	●	●	●

Real estate planning, development and transactions	●	●		●

Operating and management experience	●	●	●	●	●	●	●

Finance, financial reporting and analysis expertise	●	●	●	●	●	●

Cannabis industry expertise	●	●		●	●	●	●

Marketing and branding expertise					●		●

CEO experience		●	●			●	●

Accounting and auditing expertise	●		●	●

Capital markets expertise	●			●		●

Community involvement and social impact experience	●	●		●	●	●	●

Diversity	●	●

High-growth company expertise		●		●	●

Drug policy expertise							●

Dawn Wilson Barnes	Dawn Wilson Barnes has served as a Director since January 2023. Since April 2004, Ms. Barnes has served as the President and Founder of Aurora Bay Capital, an Atlanta-based financial services firm that provides institutional marketing and consulting services to firms seeking growth capital. Ms. Barnes began her financial services career at J.P. Morgan Securities, Inc. in Private Finance and the Equities Division. She later transitioned to Goldman Sachs & Co. as Vice President in the Investment Management Division where she managed $2 billion in multi-asset class investment portfolios in the firm’s Private Wealth Management Group. She began her professional career in 1988 in the Corporate Financial Audit Department of Honeywell, Inc. performing financial and operational audits of Honeywell divisions and subsidiaries. While in this role, Ms. Barnes also sat for and passed the Uniform CPA Examination in the State of Minnesota. Ms. Barnes graduated from the University of Michigan with a degree in Accounting and earned her MBA in Finance and

Entrepreneurial Management from The Wharton School of the University of Pennsylvania. She holds the Series 7, 63, 66, 79 and 50 registrations.

Key experience, qualifications, attributes and skills: Ms. Barnes’ specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  Operating and management experience;

•  Audit and accounting expertise; and

•  Finance and financial reporting expertise.

Wendy Berger

Wendy Berger has served as a Director since February 2015. Since 2004, Wendy has served as a principal of WBS Equities, LLC, a real estate development company that specializes in ground-up construction, renovation, development, sale and leaseback transactions and acquisitions. From 2000 to 2004, Wendy held leadership positions in enterprise planning and program management at Orbitz, the travel website founded in 2000. From 1995 to 1999, Wendy co-founded and was Chief Operating Officer of Neoglyphics Media Corporation, one of the country’s first website development companies. For over 25 years, Wendy has been involved in the real estate business as a lender, property manager, broker and consultant, as well as an investor. She began her career at American National Bank and Trust Company of Chicago (a subsidiary of First Chicago, now JP Morgan Chase) in Commercial Lending and spent several years as a principal with Berger Realty Group, an 80-year-old family-owned real estate business, where she focused on residential and industrial property management and development. Wendy brings decades of experience in strategic planning, execution and exits for rapid growth start-ups, in addition to a tenured career in real estate, development and transactions. Wendy earned her Master of Business Administration in Finance and Real Estate from Northwestern University’s Kellogg School of Management. She received a Bachelor of Science, cum laude, in Finance and Marketing from Syracuse University.

Key experience, qualifications, attributes and skills: Ms. Berger’s specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  A deep understanding of real estate planning, development and transactions;

•  A deep understanding of the cannabis industry; and

•  Operating and management experience.

Richard Drexler	Richard Drexler has served as a Director since October 2022 and is Chair of the Audit Committee. From March 2016 to March 2023, Mr. Drexler served as Chairman of the Audit and Finance Committee at Bison Gear and Engineering, a global supplier of power transmission equipment. He is currently a director of Jura Holdings Corp., a company formed to manage the remaining assets of Bison Gear and Engineering. Mr. Drexler served as Chief Executive Officer and Chairman of the Board at Quality Products, a manufacturer and distributor of products for aircraft ground support equipment for the military and hydraulic machine tool markets, from January 2002 to October 2014, and remained as its Chairman until March 2017. During his leadership at Quality Products, Mr. Drexler orchestrated strategic changes that pulled the company out of debt and resulted in significant positive cash flow and EBITDA. Mr. Drexler also served as Chairman, CEO, and President of Allied Products Corporation until 2002. During his leadership of Allied Products, Mr. Drexler was responsible for the overall strategy, planning, policy, direction, and focus of the company. Mr. Drexler graduated from Northwestern University with a Bachelor of Arts in Business.

Key experience, qualifications, attributes and skills: Mr. Drexler’s specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  Finance, financial reporting and analysis expertise;

•  Audit and accounting expertise; and

•  Operating and management experience.

Anthony Georgiadis

Anthony Georgiadis has served on our Board since January 2017. He assumed the role of President as of January 1, 2023, after joining us in May 2015 as a managing partner and then holding the role of Chief Financial Officer from January 2017 until becoming President. In 2005, Anthony co-founded and, until he joined our Company, acted as Chief Operating Officer of Wendover Art Group, one of the largest domestic wall decor manufacturers in North America. Previously, he worked as an investment associate for CIVC Partners, a $1.5 billion private equity firm, and as a mergers and acquisitions analyst for Bowles Hollowell Conner & Co. Anthony is an avid supporter of Students for Sensible Drug Policy, the Drug Policy Alliance, the Marijuana Policy Project and the Special Operations Warriors Foundation. Anthony graduated magna cum laude from Bucknell University with a degree in finance and a minor in mathematics.

Key experience, qualifications, attributes and skills: Mr. Georgiadis’ specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  Operating and management experience;

•  A deep understanding of the cannabis industry; and

•  Finance, financial reporting and analysis expertise.

Jeffrey Goldman	Jeffrey Goldman joined Green Thumb as a Director in October 2022. Since October 1998, Mr. Goldman has served as Vice President of Carol’s Cookies, Inc., a family-owned business founded in 1979 by his mother, where he has delivered double-digit growth annually by successfully partnering with Fortune 500 companies such as Whole Foods Market, Sprouts and Sysco Foodservice. In addition to his leadership role with Carol’s Cookies, from 1999 until 2018, Mr. Goldman served as Vice President of Reed-Union Corporation, the former owner and marketer of top selling automotive appearance products, which he left after orchestrating the sale of its brands to Energizer Holdings. At Reed-Union, he led domestic as well as international sales, helping to make its Nu Finish brand the top-selling brand in its category in the U.S., Canada and Australia. Mr. Goldman also serves as an active member of the board of directors of the Judd Goldman Adaptive Sailing Program, which annually helps teach 1,000 people with disabilities how to sail on the open waters of Lake Michigan. He graduated summa cum laude from Tulane University with a degree in Psychology.

Key experience, qualifications, attributes and skills: Mr. Goldman’s specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  Marketing expertise and a deep understanding of brand development;

•  Operating and management experience; and

•  Finance, financial reporting and analysis expertise.

Benjamin Kovler

Benjamin Kovler founded Green Thumb Industries Inc. in 2014. He has been Chairman since 2014 and Chief Executive Officer from 2014 through year-end 2017 and since August 2018. Benjamin is frequently featured as a cannabis industry thought leader in media outlets such as Bloomberg, Barron’s, Business Insider, CNBC and Forbes. He previously served on the boards of directors of Springbig, Inc., a cannabis marketing platform since January 2018, and The Cann + Botl Company, a privately held cannabis-infused beverage company, since December 2020. He is also co-founder of Invest For Kids, a not-for-profit organization that hosts an annual investment ideas conference to benefit underserved young people in Chicago. Founded in 2009, Invest For Kids has raised nearly $18 million, 100% of which has supported over 75 organizations dedicated to improving the lives of Chicago’s youth. Benjamin brings his extensive experience managing complex operating companies and deep commitment to philanthropy. He earned a Bachelor of Arts in philosophy, politics and economics from Pomona College and a Master of Business Administration in accounting and finance from The University of Chicago.

Key experience, qualifications, attributes and skills: Mr. Kovler’s specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  Capital markets expertise;

•  A deep understanding of our company and the industry; and

•  Operating and management experience.

Ethan Nadelmann

Ethan Nadelmann joined the Green Thumb board as Director in April 2023. Mr. Nadelmann has been deeply involved in cannabis policy and cannabis policy reform advocacy for over 35 years. He is the founder, host and executive producer of PSYCHOACTIVE, a podcast addressing cannabis and other drug issues. He is the founder of both the Drug Policy Alliance, a nonprofit organization where he was executive director from 2000 until 2017, and, prior to that, The Lindesmith Center, an Open Society Institute project that he directed from 1994 to 2000. He has been responsible for transforming public and elite opinion as well as state, federal and foreign cannabis and other drug policies through assorted advocacy efforts, including overseeing ballot initiatives and legislative efforts in the USA to legalize cannabis for medical and adult use purposes. Mr. Nadelmann co-founded the International Harm Reduction Development program of the Open Society Foundations (“OSF”) and served on its advisory board as well as that of the OSF’s Global Drug Policy Program. He served as a professor of politics and public affairs at Princeton University from 1987 to 1994. Mr. Nadelmann is the author of two books on the internationalization of criminal law enforcement (Cops Across Borders and, with Peter Andreas, Policing the Globe) and has published in top academic journals, policy journals and political publications. Mr. Nadelmann received his BA, JD, and PhD from Harvard University and a master’s degree in international relations from the London School of Economics.

Key experience, qualifications, attributes and skills: Mr. Nadelmann’s specific qualifications, experience, skills and expertise include:

•  Cannabis industry expertise;

•  Drug policy expertise and advocacy; and

•  Operating and management experience.

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR (i) setting the number of directors at seven and (ii) the re-election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Advance Notice Policy

The Articles include an advance notice policy for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Chief Executive Officer.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not less than thirty (30) days prior to the date of the annual meeting of shareholders, provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made, provided that, in either instance, if Notice-and-Access (as defined in Canadian National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for delivery of proxy related materials in respect of a meeting described above, and the date of such first public announcement in respect of the meeting is not less than 50 days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the applicable meeting. The Articles also prescribe the proper written form for a Nominating Shareholder’s notice.

In addition to satisfying the requirements under the Articles described above, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2024. However, if the date of the 2024 Annual General Meeting is more than 30 days before or after the anniversary of the date of the Meeting, then such notice must be delivered by the later of (x) the 10th day following the day we first publicly announce the date of the 2024 Annual General Meeting and (y) the date which is 60 days prior to the date of the 2024 Annual General Meeting.

The chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the Articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board may, in their sole discretion, waive any requirement in the Advance Notice Policy.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date of this proxy statement, has been, a director, Chief Executive Officer or Chief Financial Officer of any company (including the Company) that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days (an “order”); or (ii) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, Chief Executive Officer or Chief Financial Officer.

To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date hereof, has been, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Company’s knowledge, no proposed director has, during the ten (10) years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.

Certain Relationships, Related Transactions and Policy Regarding Related Party Transactions

Policy Regarding Related Party Transactions

The Company and certain of its subsidiaries from time-to-time enter into transactions with certain “related parties.” The Company has adopted a Related Party Transactions Policy, which requires that employees, officers and directors report to the General Counsel (or chief legal officer) any activity that would cause or appear to cause a conflict of interest on his or her part. Related parties include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company, any shareholder owning more than 5% of any class of the Company’s voting securities or an immediate family member, as defined in the Related Party Transactions Policy, of any such person.

Under the Related Party Transactions Policy, a related party transaction includes any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which:

•	the Company or any of its subsidiaries is or will be a participant;

•	the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year; and

•	any related party has or will have a direct or indirect material interest.

Pursuant to the Related Party Transactions Policy, any potential related party transaction that requires approval will be reviewed by the audit committee of the Board (the “Audit Committee”), and the Audit Committee will consider such factors as it deems appropriate to determine whether to approve, ratify or disapprove the related party transaction. The Audit Committee may approve the related party transaction only if it determines in good faith that, under all of the circumstances, the transaction is in the best interests of the Company and its shareholders.

Certain Relationships and Related Transactions

In addition to the compensation arrangements discussed under “Compensation Discussion and Analysis,” “Compensation Tables” and “Director Compensation,” below, since January 1, 2021, the Company has entered into or maintained the following Related Party Transactions:

Lease Agreements. During 2022, the Company has continued or entered into several related party transactions with respect to lease agreements as follows:

•

Mosaic Real Estate, LLC owns a building located at 7900 Fenton Street, Silver Spring, Maryland and leased to GTI Maryland, LLC, which operates a Rise dispensary in the building. The lease commenced on June 14, 2017 for a 7-year term, which was extended to 10 years in March of 2021, and rent payments were approximately $234,400 for the year ended December 31, 2022. Our director, Wendy Berger, is a principal of WBS Equities, LLC, which is the Manager of Mosaic Real Estate, LLC. Additionally, Mosaic Real Estate, LLC is owned in part by Ms. Berger (through a revocable trust), Benjamin Kovler, our Chairman and Chief Executive Officer (through a wholly-owned entity), and Anthony Georgiadis, our President and director (through a wholly-owned entity).

•

Mosaic Real Estate Sparks, LLC owns a building located at 9650 Pyramid Highway, Sparks, Nevada and leased to JG Retail Services NV, LLC, an entity that has entered into a services agreement for GTI Nevada, LLC to operate a Rise dispensary in the building. The lease commenced on July 21, 2017 for a 15-year term, and rent payments were approximately $250,000 for the year ended December 31, 2022. Ms. Berger is a principal of WBS Equities, LLC, which is the Manager of Mosaic Real Estate Sparks, LLC. Additionally, Mosaic Real Estate Sparks, LLC is owned in part by Ms. Berger (through a revocable trust) and Mr. Georgiadis (through a wholly-owned entity). The Company has an option to purchase the building at a pre-determined price.

•

Mosaic Real Estate Ocala, LLC owns a property located at 5401 Northwest 44th Avenue, Ocala, Florida and leased to GTI Florida, LLC, to operate a cultivation and processing facility in the building. The lease commenced on March 19, 2019 for a 15-year term, and rent payments were approximately $561,600 for the year ended December 31, 2022. Ms. Berger is a Co-Manager of Mosaic Real Estate Ocala, LLC. Additionally, Mosaic Real Estate Ocala, LLC is owned in part by Ms. Berger (through a revocable trust). The property was purchased by the Company from Mosaic Real Estate Ocala, LLC pursuant to a pre-priced purchase option on December 16, 2022 for a purchase price of $5,584,400.

Independent Contracts. Prior to joining our Board in October 2022, from November 1, 2021, Mr. Goldman served as an independent contractor to the Company. For the year ended December 31, 2022, Mr. Goldman was party to the following arrangements with the Company:

•

On November 1, 2021, Mr. Goldman entered into an Independent Contractor Agreement with a wholly owned subsidiary of the Company pursuant to which Mr. Goldman provided certain marketing consultant and marketing support services for a term of 6 months. Mr. Goldman received Options (as defined under “Security Based Compensation Arrangements” below) with a grant date value of $89,999 for such services, which award vested on April 20, 2022.

•

On May 1, 2022, Mr. Goldman entered into an Independent Contractor Agreement with a wholly owned subsidiary of the Company pursuant to which Mr. Goldman provided certain marketing consultant and marketing support services for a term of 6 months. Mr. Goldman received RSUs (as defined under “Security Based Compensation Arrangements” below) with a grant date value of $89,996 for such services, which award vested on October 31, 2022.

•

On July 1, 2022, in recognition of his service as a contractor, Mr. Goldman received additional Options with a grant date value of $44,996, half of which award vested on January 1, 2023, and the remainder will vest on July 1, 2024.

Notes. On April 30, 2021, the Company closed a $217 million senior secured non-brokered private placement financing through the issuance of senior secured notes (the “April 30, 2021 Notes”) pursuant to the Second Amendment to the Note Purchase Agreement (the “Note Purchase Agreement”). The proceeds of the April 30, 2021 Notes were used, in part, to retire the Company’s then-existing senior secured debt. The April 30, 2021 Notes bear 7% interest per annum, are due April 30, 2025 (following the Company’s exercise of an option to extend the maturity by one year) and are further described in the Form 10-K. The purchasers of the April 30, 2021 Notes received 1,459,044 warrants which allow the holder to purchase one Subordinate Voting Share at an exercise price of $32.68 per share for a period of 60 months from the date of issue. As of December 31, 2022:

•

KP Capital, LLC, which is owned by Mr. Kovler, held $300,460 of the April 30, 2021 Notes, and related warrants valued at $45,044, which includes warrants related to the debt retired with the proceeds of the April 30, 2021 Notes;

•	Outsiders Capital LLC, which is owned by Mr. Kovler, held $1,000,000 of the April 30, 2021 Notes, and related warrants valued at $102,701;

•

ABG, LLC, which is owned jointly by Mr. Georgiadis and William Gruver, a director of the Company until October 4, 2022, held $1,000,000 of the original private placement debt amount, and related warrants valued at $116,132, which includes warrants related to the debt retired with the proceeds of the April 30, 2021 Notes; and

•

Three One Four Holdings, LLC, which is owned by Mr. Georgiadis, held $500,000 of the original private placement debt amount, and related warrants valued at $55,124, which includes warrants related to the debt retired with the proceeds of the April 30, 2021 Notes.

Indebtedness of Directors, Executive Officers and Employees

No individual who is, or at any time during the most recently completed fiscal year of the Company was, a director or executive officer of the Company, and no proposed nominee for election as a director of the Company, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the Company’s most recently completed fiscal year has been, indebted to the Company or any of its subsidiaries; or (ii) whose indebtedness to another entity is, or at any time since the beginning of the Company’s most recently completed fiscal year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•	is a party to the contract or transaction;

•	is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•	has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2022 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SETTING OF THE NUMBER OF DIRECTORS AT SEVEN AND THE RE-ELECTION OF THE NOMINEES NAMED IN PROPOSALS NO. 1 AND 2.

PROPOSAL NO. 3 – VOTE TO APPROVE, ON AN ADVISORY BASIS,

OUR EXECUTIVE COMPENSATION

We believe that our executive compensation program and policies are designed to align the interests of management with the long-term interests of our shareholders. The Company strives to provide clear and concise disclosure regarding its approach to compensation and to demonstrate how executive compensation is linked to the performance of the Company. Detailed information regarding our executive compensation program and policies, as well as the compensation of the NEOs (as that term is defined under “Compensation Discussion and Analysis” below) is set out below in the section entitled “Compensation Discussion and Analysis” and “Compensation Tables” below. We urge shareholders to read these sections including the related narrative and tabular compensation disclosure included in this Proxy Statement.

As required by Section 14A of the Exchange Act, we are seeking a vote on an advisory (non-binding) basis to approve the compensation of the NEOs as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal (and sometimes referred to herein as the “Say-on-Pay Proposal”), gives shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies.

At the Meeting, shareholders will be asked to approve, on an advisory (non-binding) basis, a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to approve the Company’s executive compensation program and policies.

The text of the resolution to be submitted to shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the Company’s proxy statement, dated May 1, 2023, is hereby approved on a non-binding advisory basis.”

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the Say-on-Pay Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Say-on-Pay Proposal.

While this advisory vote on the compensation of the NEOs is not binding on the Company, the Board or the compensation committee of the Board (“Compensation Committee”), we value the opinions of our shareholders. Accordingly, the Board and the Compensation Committee will consider the outcome of this advisory vote when considering future compensation policies, procedures and decisions with respect to our NEOs. The Company expects to have its next “say-on-pay” vote at its 2024 annual meeting of shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SAY-ON-PAY PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” the Say-on-Pay Proposal.

PROPOSAL NO. 4 – RE-APPOINTMENT AND REMUNERATION OF AUDITORS

The members of our Audit Committee and our Board believe the re-appointment of Baker Tilly US, LLP (“Baker Tilly”), as our auditor is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of Baker Tilly are expected to attend the Meeting.

Principal Audit Fees and Services

Baker Tilly has served as our independent registered public accounting firm since May 13, 2021. The engagement of Baker Tilly was approved by the Audit Committee and the Board.

Aggregate fees billed by our independent auditors, Baker Tilly, for the fiscal years ended December 31, 2022 and December 31, 2021 are detailed in the table below.

	2022 ($)	2021 ($)
Audit Fees(1)	1,091,300	1,069,240
Audit Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	65,000
Total Fees Paid	$1,091,300	1,134,240

Notes:

(1)	Fees for audit service on an accrued basis.
(2)	Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.
(3)	Fees for professional services rendered for tax compliance, tax advice and tax planning.
(4)	All other fees billed by the auditor for products and services not included in the foregoing categories.

Pre-approval Policies and Procedures

Our Audit Committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our auditor provides to us. This policy requires that all services received from our auditor be approved in advance by the Audit Committee. The Audit Committee has delegated pre-approval responsibility to the Chair of the Audit Committee with respect to non-audit related fees and services.

Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of our auditor’s independence in the conduct of their auditing functions.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Green Thumb Industries Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Company’s Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

The Audit Committee has discussed with Baker Tilly US, LLP (“Baker Tilly”), the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Baker Tilly its independence, and received from Baker Tilly the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with Baker Tilly, with and without management present, the scope and results of Baker Tilly’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Audit Committee of the Board

Richard Drexler (Chair)

Dawn Wilson Barnes

Jeffrey Goldman

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR the resolution re-appointing Baker Tilly as auditors of the Company for the ensuing year and to authorize the directors to fix Baker Tilly’s remuneration.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares as of April 1, 2023 for (i) each member of the Board of Directors, (ii) each NEO (as defined under “Compensation Discussion and Analysis” below), (iii) each person known to the Company and expected to be the beneficial owner of more than 5% of the Company’s securities and (iv) the members of the Board and the named executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership of within 60 days. Except as indicated, all shares of the Company’s securities are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654.

	Subordinate Voting Shares(1)		Multiple Voting Shares		Super Voting Shares		Total(2)		Voting(3)
Name, Position and Address of Beneficial Owner	Number Beneficially Owned	% of Total Subordinate Voting Shares	Number Beneficially Owned	% of Total Multiple Voting Shares	Number Beneficially Owned	% of Total Super Voting Shares	Total Number of Capital Stock Beneficially Owned	% of Total Capital Stock	% of Voting Capital Stock

Dawn Wilson Barnes, Director	5,315	*	—	—	—	—	5,315	*	*

Wendy Berger(4), Director	2,097,699	1.0%	—	—	—	—	2,097,699	*	*

Richard Drexler, Director	9,402	*	—	—	—	—	9,402	*	*

Anthony Georgiadis(5), Director and Chief Financial Officer	641,072	*	—	—	45,604	18.1%	5,201,472	2.2%	10.0%

Jeffrey Goldman, Director	1,699,386	*	—	—	—	—	1,699,386	*	*

Benjamin Kovler(6), Chairman and Chief Executive Officer	789,867	*	—	—	183,254	72.8%	19,115,267	8.1%	39.7%

Ethan Nadelmann, Director	—	—	—	—	—	—	—	*	*

All Board directors and named executive officers as a group	5,242,741	2.5%	—	—	228,858	90.9%	28,128,541	11.9%	50.5%

Andrew Grossman(7)	663,983	*	—	—	22,832	9.1%	2,947,183	1.2%	5.1%

BF CA Holdings 2016 LLC(8)	—	—	2,246	5.8%	—	—	224,600	*	*

BF REMS Holdings 2016 LLC(8)	750,000	*	9,704	25.2%	—	—	1,720,400	*	*

Donald Russell Capital LLC(9)	—	—	11,911	30.9%	—	—	1,191,100	*	*

Medical Herbal Solutions LLC(10)	—	—	5,700	14.8%	—	—	570,000	*	*

ZLD Capital LLC(11)	—	—	2,264	5.9%	—	—	226,400	*	*

*	Less than 1%

Notes:

(1)

Includes Subordinate Voting Shares subject to Options that are or become exercisable within 60 days of April 1, 2023, and shares underlying restricted stock units that are scheduled to vest within 60 days of April 1, 2023, and shares underlying warrants exercisable within 60 days of April 1, 2023 as follows:

	Stock Options	RSUs	Warrants

Dawn Wilson Barnes	—	—	—

Wendy Berger	—	—	—

Richard Drexler	—	—	—

Anthony Georgiadis	477,222	—	17,688

Jeffrey Goldman	20,753	—	—

Benjamin Kovler	503,089	—	15,011

Andrew Grossman	375,085	—	8,264

Of the warrants to purchase Subordinate Voting Shares reported for Mr. Kovler, 8,279 are held by KP Capital, LLC and 6,732 are held by Outsiders Capital LLC. Of the warrants to purchase Subordinate Voting Shares reported for Mr. Georgiadis, 12,657 are held by ABG LLC (which is 50% owned by Mr. Georgiadis and 50% owned by a third party) and 5,031 are held by Three One Four Holdings LLC. The warrants to purchase Subordinate Voting Shares reported for Mr. Grossman are held by AG Funding Group, LLC.

(2)	Total share values are on an as-converted basis.
(3)	The voting percentages differ from the beneficial ownership percentages in the total capital stock because the Company’s classes of securities have different voting rights.
(4)	Includes 422,573 Subordinate Voting Shares held by NEP 13, LLC and 1,185,070 Subordinate Voting Shares held through a revocable trust.
(5)

Includes 18,302 Subordinate Voting Shares and 1,589 Super Voting Shares held by ABG LLC (which is 50% owned by Mr. Georgiadis and 50% owned by a third party). Includes 1,710 Subordinate Voting Shares and 1,333 Super Voting Shares held by Three One Four Holdings LLC.

(6)	Includes the following: 158,130 Subordinate Voting Shares and 80,642 Super Voting Shares held by Outsiders Capital LLC. Includes 5,000 Super Voting Shares held by BK 2021 Descendant Trust.
(7)	Mr. Grossman is the Executive Vice President of Capital Markets and Investor Relations. Address: c/o Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654.
(8)	Based solely on reporting from the Company’s transfer agent. Address: 2010—300 E. Lombard Street, Baltimore, Maryland 22012.
(9)	Based solely on reporting from the Company’s transfer agent. Address: 520 Coconut Isle Dr., Fort Lauderdale, FL 33301.
(10)	Based solely on reporting from the Company’s transfer agent. Address: PH 60—60 Hendricks Isle, Fort Lauderdale, Florida 33301.
(11)	Based solely on reporting from the Company’s transfer agent. Address: 2311 North Andrews Avenue, Fort Lauderdale, Florida 33311.

SECURITY BASED COMPENSATION ARRANGEMENTS

Equity Compensation Plan Information

On June 11, 2018, shareholders approved the Green Thumb Industries Inc. 2018 Stock and Incentive Plan, as amended by Amendment No.1 thereto dated August 30, 2019 and by Amendment No. 2 thereto dated April 7, 2023 (as so amended, the “Stock and Incentive Plan”). The Stock and Incentive Plan permits the grant of: (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”) (collectively, “Options”); (ii) restricted stock awards; (iii) restricted stock units (“RSUs”); (iv) stock appreciation rights (“SARs”); and (v) performance compensation awards, which are referred to herein collectively as “Awards,” as more fully described below.

The following table sets out information as of December 31, 2022 with respect to the Stock and Incentive Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding Options, warrants and rights	(b) Weighted-average exercise price of outstanding Options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans(2)

Equity compensation plans approved by security holders(1)	9,577,947	$12.71	13,075,497
Equity compensation plans not approved by security holders	Nil	Nil	Nil

TOTAL	9,577,947	$12.71	13,075,497

Notes:

(1)

The maximum number of Subordinate Voting Shares issuable under the Stock and Incentive Plan of the Company as of December 31, 2022 was 23,601,338, representing 10% of the number of the issued and outstanding Subordinate Voting Shares (including, for these purposes, the number of Subordinate Voting Shares underlying the Multiple Voting Shares and the Super Voting Shares on an “as if converted” basis) (the “Outstanding Share Number”).

(2)

On April 7, 2023, based on the recommendation of the Compensation Committee, the Board adopted an amendment to the Stock and Incentive Plan to permit the Company to add a number of shares equal to the number of shares that are issued thereunder as a result of the exercise of awards or vesting of RSUs back to the number of shares available for issuance under the Stock and Incentive Plan.

At December 31, 2022, the following Awards were outstanding under the Stock and Incentive Plan: (i) a total of 9,577,947 Options, representing approximately 4% of the then Outstanding Share Number; and (ii) a total of 947,894 RSUs, representing less than 1% of the then Outstanding Share Number. As of December 31, 2022, an aggregate of 13,075,497 Subordinate Voting Shares remained available for issuance under the Stock and Incentive Plan, representing approximately 6% of the then Outstanding Share Number.

Summary of Terms and Conditions of the Incentive Plan

Purpose of the Incentive Plan

The purpose of the Stock and Incentive Plan is to enable the Company and its affiliated companies to: (i) promote and retain employees, officers, consultants, advisors and directors capable of assuring the future success of the Company; (ii) to offer such persons incentives to put forth maximum efforts; and (iii) to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and shareholders.

Eligible Persons

Any of the Company’s employees, officers, directors, consultants (who are natural persons) are eligible to participate in the Stock and Incentive Plan if selected by the Compensation Committee (as defined herein) (the “Participants”). The basis of participation of an individual under the Stock and Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the Stock and Incentive Plan, will be determined by the Compensation Committee based on its judgment as to the best interests of the Company and its shareholders, and therefore cannot be determined in advance.

The maximum number of Subordinate Voting Shares that may be issued under the Stock and Incentive Plan shall be determined by the Board from time to time, but in no case shall exceed, in the aggregate, 10% of the Outstanding Share Number Notwithstanding the foregoing, a maximum of 20,000,000 Subordinate Voting Shares may be issued as ISOs, subject to adjustment as provided in the Stock and Incentive Plan. Any shares subject to an Award under the Stock and Incentive Plan that are forfeited, cancelled, expire unexercised, exercised, settled in cash, used or withheld to satisfy tax withholding obligations of a Participant, or, in the case of RSUs, vested, shall again be available for Awards under the Stock and Incentive Plan.

In the event of any dividend, recapitalization, forward or reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Subordinate Voting Shares or other securities of the Company, issuance of warrants or other rights to acquire Subordinate Voting Shares or other securities of the Company, or other similar corporate transaction or event, which affects the Subordinate Voting Shares, or unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, the Compensation Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Stock and Incentive Plan, to: (i) the number and kind of shares which may thereafter be issued in connection with Awards; (ii) the number and kind of shares issuable in respect of outstanding Awards; (iii) the purchase price or exercise price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; and (iv) any share limit set forth in the Stock and Incentive Plan.

Description of Awards

Pursuant to the Stock and Incentive Plan, the Company is authorized to issue the following types of Awards to Participants: (i) Options; (ii) restricted stock awards; (iii) RSUs; (iv) SARs; and (v) performance compensation awards, as more fully described below.

(a)	Options

The Compensation Committee is authorized to grant Options to purchase Subordinate Voting Shares that are either ISOs meaning they are intended to satisfy the requirements of Section 422 of the U.S. Internal Revenue Code of 1986) (the “Code”), or NQSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Stock and Incentive Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Stock and Incentive Plan, unless the Compensation Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Stock and Incentive Plan) of the shares at the time of grant. Options granted under the Stock and Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an Option granted under the Stock and Incentive Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a 10% shareholder). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) or by such other method as the Compensation Committee may determine to be appropriate.

(b)	SARs

An SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of Subordinate Voting Shares from the date of the grant of the SAR and the date of exercise payable in Subordinate Voting Shares. Any grant may specify a vesting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service, the same general conditions applicable to Options as described above would be applicable to the SAR.

(c)	RSUs

RSUs are granted in reference to a specified number of Subordinate Voting Shares and entitle the holder to receive, on achievement of specific performance goals established by the Compensation Committee, after a period of continued service with the Company or its affiliates or any combination of the above as set forth in the applicable award agreement, one Subordinate Voting Share for each such Subordinate Voting Share covered by the RSU; provided, that the Compensation Committee may elect to pay cash, or part cash and part Subordinate Voting Shares in lieu of delivering only Subordinate Voting Shares. The Compensation Committee may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of the RSUs will be forfeited.

(d)	Restricted Stock

A restricted stock award is a grant of Subordinate Voting Shares, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the Participant for each Subordinate Voting Share subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (i) the Participant’s continued service over a period of time with the Company or its affiliates; (ii) the achievement by the Participant, the Company or its affiliates of any other performance goals set by the Compensation Committee; or (iii) any combination of the above conditions as specified in the applicable award agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Subordinate Voting Shares will be forfeited. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of Subordinate Voting Shares. During the restriction period, unless otherwise provided in the applicable award agreement, a Participant will have the right to vote the shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of a restricted stock award will be forfeited.

(e)	All Awards and Other Awards

Awards may be granted alone, in addition to, or in tandem with any other Award or any award granted under another plan of the Company or an affiliate. Awards granted in addition to or in tandem with other Awards may be granted either at the same time or at different times. The date of grant, the number of Subordinate Voting Shares, the vesting period and any other terms and conditions of Awards granted pursuant to the Stock and Incentive Plan are to be determined by the Board, subject to the express provisions of the Stock and Incentive Plan.

The Board may also grant other share-based awards to Participants pursuant to the Stock and Incentive Plan. All such awards shall be granted on terms determined by the Board and shall be subject to the approval of the Canadian Securities Exchange (“CSE”) if required.

Administration of the Stock and Incentive Plan

The Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Stock and Incentive Plan shall be nontransferable except by will or by the laws of descent and distribution. No Participant shall have any rights as a shareholder with respect to Subordinate Voting Shares covered by Options, SARs, restricted stock awards, or RSUs, unless and until such Awards are settled in Subordinate Voting Shares.

No Option (or, if applicable, SARs) shall be exercisable, no Subordinate Voting Shares shall be issued, no certificates for Subordinate Voting Shares shall be delivered and no payment shall be made under the Stock and Incentive Plan except in compliance with all applicable laws.

Tax Withholding

The Company may take such action as it deems appropriate to ensure that all applicable federal, state, local and/or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

Amendments and Termination

Subject to the provisions of the Stock and Incentive Plan, the Board may from time to time amend, suspend or terminate the Stock and Incentive Plan, and the Compensation Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Stock and Incentive Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under the Stock and Incentive Plan without the written consent of the Participant or holder thereof. Any amendment to the Stock and Incentive Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an Award will be in compliance with the policies of the CSE.

For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Stock and Incentive Plan, and the Compensation Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders in order to: (i) amend the eligibility for, and limitations or conditions imposed upon, participation in the Stock and Incentive Plan; (ii) amend any terms relating to the granting or exercise of Awards; (iii) make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A of the Code); (iv) amend any terms relating to the administration of the Stock and Incentive Plan; or (v) correct any defect, supply any omission or reconcile any inconsistency in the Stock and Incentive Plan or in any Award or Award agreement.

Notwithstanding the foregoing, the Stock and Incentive Plan specifically provides that shareholder approval would be required for any amendments to the Stock and Incentive Plan or an Award that would: (i) require shareholder approval under the rules or regulations of securities exchange that is applicable to the Company; (ii) increase the number of shares authorized under the Stock and Incentive Plan; (iii) permit repricing of Options or SARs; (iv) permit the award of Options or SARs at a price less than 100% of the fair market value on the date of the grant; (v) permit Options to be transferable other than in accordance with the provisions of the Stock and Incentive Plan; (vi) amend the termination and amendment provisions of the Stock and Incentive Plan; or (vii) increase the maximum term permitted for Options and SARs under the Stock and Incentive Plan or extend the terms of any Options beyond their original expiry date.

Corporate Transactions

The Stock and Incentive Plan provides that, in the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Subordinate Voting Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs): (i) either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights, or (B) the replacement of the Award with other rights or property selected by the Compensation Committee or the Board, in its sole discretion; (ii) that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award agreement; or (iv) that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

GOVERNANCE

Board of Directors

Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and the performance of our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.

Biographical information on each member of the Board, including their respective ages and key qualifications, are included above under “Proposals No. 1 and 2—Election of Directors.”

The Board has adopted a Code of Ethical Business Conduct for directors, officers and employees (the “Code of Conduct”). The Code of Conduct has been filed on and is accessible through Canada’s SEDAR and is also available on the Investors page of our website at gtigrows.com. The Company will, upon request at investorrelations@gtigrows.com, provide a copy of the Code of Conduct free of charge to any shareholder. Further, the Board has adopted a Disclosure and Insider Trading Policy and Related Party Transactions Policy. The information on our website is not deemed to be incorporated in this proxy statement or to be part of this proxy statement.

The Board expects its directors, officers, agents, contractors and employees to act ethically at all times and to acknowledge their adherence to the policies comprising the Code of Conduct. The Audit Committee of the Board oversees the implementation and effectiveness of the Code of Conduct, including overseeing the complaints reported on the Company’s Code of Conduct hotline and reviewing management’s plan for investigations. Any material issues regarding compliance with the Code of Conduct are required to be brought forward by management at either the Board or appropriate Board committee meetings, or are referred to the executive officers of the Company, as may be appropriate in the circumstances. The Board and/or appropriate committee or executive officers determine what remedial steps, if any, are required. Any waivers from the Code of Conduct that are granted for the benefit of a director or executive officer may be granted only by the Board (or a committee thereof, as designated by the Board). No material waiver has ever been granted under the Code of Conduct.

Each director of the Company must disclose all actual or potential conflicts of interest and refrain from voting on matters in which such director has a conflict of interest.

The Articles provide that the quorum necessary for the transaction of the business of the Board may be set by the directors and, if not so set, is deemed to be set at two (2) directors or, if the number of directors is set at one (1), is deemed to be set at one (1) director, and that director may constitute a meeting.

The Canadian Securities Administrators has issued corporate governance guidelines pursuant to Canadian National Policy 58-201—Corporate Governance Guidelines (the “Corporate Governance Guidelines”), together with certain related disclosure requirements pursuant to Canadian National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”). The Corporate Governance Guidelines are recommended as “best practices” for issuers to follow. We recognize that good corporate governance plays an important role in our overall success and in enhancing shareholder value and, accordingly, we have adopted certain corporate governance policies and practices which reflect our consideration of the recommended Corporate Governance Guidelines.

Role of the Board of Directors

Our Board is responsible for the stewardship of the Company and managing and supervising management of our business and affairs, including providing guidance and strategic oversight to management. Our Board has the authority to exercise all such powers of the Company as are not, by the BCBCA or by the Articles, required to be exercised by the shareholders of the Company.

Nomination of Directors

Our Board does not have a nominating committee. Instead, the full Board is responsible for identifying new candidates for nomination of directors to the Board. In particular, the Board considers, in addition to any other factors it deems relevant: (i) the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess; (ii) the competencies and skills that the Board considers each existing director to possess; (iii) the competencies, skills and background each nominee will bring to the Board; (iv) the time that each nominee will have available to devote to the Company’s business; and (v) whether the nominee will be an independent director. Directors are encouraged to identify potential candidates for the Board. The Company also encourages its executives to identify potential candidates to be considered for a Board position. Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address of the Company. An invitation to stand as a nominee for election to the Board will normally be made to a candidate by the Board through the Chairman of the Board or his delegate.

The Company is committed to diversity in all aspects of its business and activities, including with respect to our Board. The Company and our Board believe that diversity and inclusion foster a wide array of perspectives and help build cultures of trust, candor and respect. The Company and our Board will continue to support and encourage the recruitment and appointment of diverse candidates to Board positions. In addition to recruiting and considering director candidates, our Board annually reviews the competencies, skills and personal qualities applicable to candidates to be considered for nomination to our Board. The objective of this review is to maintain the composition of our Board in a way that provides, in the judgment of our Board, the best mix of competencies, skills and experience to provide for the overall stewardship of the Company.

Our Board has concluded that vesting the responsibility to nominate directors in the full Board, without the need for a nominating committee, is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

There have been no material changes to the process by which our shareholders may recommend candidates to be considered for nomination to our Board.

On October 5, 2022, the Board appointed Richard Drexler and Jeffrey Goldman to serve as directors until our next annual meeting of shareholders. Mr. Drexler and Mr. Goldman were each identified by Benjamin Kovler who, in his role as Chair of the Board, submitted each of their candidacies to the full Board. Effective January 1, 2023, the Board appointed Dawn Wilson Barnes to serve as a director until our next annual meeting of shareholders. Ms. Barnes was identified by Wendy Berger and recommended to Mr. Kovler in his role as Chair of the Board, who submitted her candidacy to the full Board. Effective April 27, 2023, the Board appointed Ethan Nadelmann to serve as a director until our next annual meeting of shareholders. Mr. Nadelmann was identified by Mr. Kovler who submitted his candidacy to the full Board.

Board Leadership

Our Board has a Chair, currently our Chief Executive Officer, Mr. Kovler, who has authority, among other things, to call and preside over Board meetings. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

Risk Oversight

Our Board is responsible for the general oversight of risks that affect us and for providing oversight of our enterprise risk management. Our Board receives regular reports on our operations from our Chief Executive Officer and our President, as well as other members of management. Our Board reviews these reports and makes inquiries in their business judgment.

Our Board also fulfills its oversight role through the operations of its various committees, including our Audit Committee and Compensation Committee. Our Board receives periodic reports on each committee’s activities.

Our Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC and on SEDAR. Our Audit Committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Director Independence

The Board determines the independence of our directors under the corporate governance rules of the New York Stock Exchange (“NYSE”) and applicable Canadian securities laws. The independence rules of the NYSE include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. It has been determined that three of our current directors are independent persons under the independence rules of the NYSE as well as within the meaning of NI 58-101: Dawn Wilson Barnes, Richard Drexler and Ethan Nadelmann.

None of our directors are presently directors of any other reporting issuer.

Board and Committee Meetings; Executive Sessions

At regularly scheduled Board and committee meetings, directors review and discuss management reports regarding our performance, prospects and plans, as well as significant opportunities and immediate issues facing us. At least once a year, our Board also reviews management’s long-term strategic and financial plans. The Chair, in consultation with the chair of any applicable committee and other directors, as appropriate, establishes the agenda for meetings of the Board. Committee agendas and schedules are set by or in consultation with the committee chair. During the year ended December 31, 2022, our Board held 8 meetings, and all directors attended at least 75% of all applicable Board and committee meetings during their respective tenures.

Board members are permitted to attend our annual general meeting of shareholders. All then-current members of our Board who continue to serve as a director attended our 2022 annual general meeting, held on June 16, 2022. Ms. Barnes, Mr. Drexler, Mr. Goldman and Mr. Nadelmann joined the Board subsequent to the 2022 annual general meeting.

Board Committees

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters, as well as providing oversight on matters related to legal and regulatory compliance and risk management. The Audit Committee reviews the financial reports and other financial information that we provide to regulatory authorities and our shareholders, as well as reviews our system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

For 2022, beginning on October 5, our Audit Committee consisted of Richard Drexler and Jeffrey Goldman. Dawn Wilson Barnes also joined on the committee on January 1, 2023. Prior that for 2022, our Audit Committee consisted of William Gruver (who served as chair of the Audit Committee during his tenure) and Glen Senk from January 1, 2022 until their resignations from the Board on October 4, 2022, Westley Moore from January 1, 2022 until his resignation from the Board on March 11, 2022, and Dorri McWhorter from her appointment to the Board on February 3, 2022 until her resignation on October 4, 2022. Since his appointment to the Board on October 5, 2022, Mr. Drexler has served as the chair of our Audit Committee and has been identified as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. All members of our Audit Committee during 2022 are “financially literate” and “independent” within the meaning of NYSE rules and applicable Canadian securities laws except for Mr. Goldman, who is not “independent” due to previous consulting relationships with the Company discussed under “Proposals No. 1 and 2—Election of Directors, Certain Relationships, Related Transactions and Policy Regarding Related Transactions—Independent Contracts” above. The following chart sets forth the current composition of our Audit Committee:

Name of Member	Independent(1)	Financially Literate(2)
Dawn Wilson Barnes	Yes	Yes
Richard Drexler	Yes	Yes
Jeffrey Goldman	No	Yes

Notes:

(1)

A member of the Audit Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. An executive officer of the Company, such as the President or Secretary, is deemed to have a material relationship with the Company.

(2)

A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

The education and experience of each member of the Audit Committee that is relevant to the performance of his or her responsibilities as a member of the Audit Committee is described above under the heading “Proposals No. 1 and 2—Election of Directors.”

The Audit Committee’s principal duties and responsibilities include assisting the Board in discharging the oversight of: (i) the Company’s internal audit function; (ii) the integrity of our consolidated financial statements and accounting and financial processes and the audits of our consolidated financial statements; (iii) compliance with legal and regulatory requirements; (iv) external auditors’ qualifications and independence; (v) the work and performance of financial management and external auditors; and (vi) system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal, compliance and risk management established by management and the Board.

Our Board has adopted a written charter for the Audit Committee, which sets out the Audit Committee’s responsibilities, consistent with the rules of the SEC and Canadian National Instrument 52-110, a current copy of which is available on the Investors page of our website at gtigrows.com. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee. At no time since the commencement of the Company’s most recently completed fiscal year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board. Our Audit Committee held 28 meetings during the year ended December 31, 2022.

Compensation Committee

The Compensation Committee currently consists of Wendy Berger, who became chair of the committee on July 1, 2022, Jeffrey Goldman, who joined the committee upon his appointment to the Board on October 5, 2022 and Ethan Nadelmann, who joined the Compensation Committee upon his appointment to the Board on April 27, 2023. Previously, Glen Senk served on the Compensation Committee from January 1, 2022 until his resignation from the Board on October 4, 2022 and as chair of the Compensation Committee until June 30, 2022. In addition, Westley Moore and Swati Mylavarapu served on the Compensation Committee until their resignations from the Board on March 11, 2022 and April 28, 2022, respectively.

Our Compensation Committee assists the Board in fulfilling its responsibilities for compensation philosophy and guidelines. The Compensation Committee also has responsibility for fixing compensation levels for the Company’s executive officers. In addition, the Compensation Committee is charged with reviewing the Stock and Incentive Plan (and proposing changes thereto), approving any awards under the Stock and Incentive Plan and recommending any other employee benefit plans, incentive awards and perquisites with respect to the Company’s executive officers. The Compensation Committee is also responsible for reviewing, approving and reporting to the Company’s Board annually (or more frequently as required) on the Company’s succession plans for its executive officers, and for overseeing the annual Board self-evaluation process.

Additional discussion of the role and responsibilities of the Compensation Committee is set forth below “Compensation Discussion and Analysis” below.

Our Board has adopted a written charter setting forth the purpose, composition, authority and responsibility of our Compensation Committee consistent with the rules of the SEC and the guidance of the Canadian Securities Administrators, a current copy of which is available on the Investors page of our website at gtigrows.com.

Executive Committee

The Board formed the Executive Committee on August 6, 2020 to assist the Board with overseeing and/or administering any matters as the Board may delegate to it from time to time. Wendy Berger and our former directors William Gruver and Glen Senk served on the Executive Committee, which met 6 times in 2022. Following the resignations of Mr. Gruver and Mr. Senk on October 4, 2022, the Board elected to disband the Executive Committee.

Communications with the Board of Directors

Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o Corporate Secretary, Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers:

Name	Age	Position(s)
Mathew Faulkner	50	Chief Financial Officer
Anthony Georgiadis	45	Director and President
Benjamin Kovler	44	Founder, Chairman of the Board and Chief Executive Officer
Bret Kravitz	43	General Counsel and Secretary

Biographical Information

The biographies of Benjamin Kovler and Anthony Georgiadis can be found under “Proposals No. 1 and 2—Election of Directors.” The following is biographical information for our other executive officers, both of whom assumed their roles on January 1, 2023:

Mathew Faulkner

Mathew Faulkner was appointed as the Company’s first Chief Accounting Officer in August 2020 and, in January 2023, became Chief Financial Officer. Mr. Faulkner has been with the Company since May 7, 2018, having previously served as the Company’s Senior Vice President of Accounting. During his tenure, Mr. Faulkner successfully facilitated the Company’s initial public offering in the U.S. and led the transition from reporting under International Financial Reporting Standards in Canada to U.S. Generally Accepted Accounting Principles (“GAAP”) reporting with the U.S. Securities and Exchange Commission. Prior to joining the Company, he was with Walgreens Boots Alliance Corporation, most recently serving as its Senior Director of Retail and Finance Transformation beginning in 2016, and its Retail Accounting Controller from 2012 to 2016. Mr. Faulkner graduated from the University of Toledo with a bachelor’s degree in accounting. He also earned his MBA from Northern Illinois University and is a CPA.

Bret Kravitz

Bret Kravitz became our General Counsel on January 1, 2023, having previously served as the Company’s Chief Corporate Counsel since 2017. Throughout his tenure, Mr. Kravitz has provided advice and guidance on a wide variety of legal matters and has closed numerous strategic acquisitions, partnerships, and capital raises in coordination with the Company’s executive team. Prior to joining the Company, he held attorney positions at Dickinson Wright PLLC and Baker Hostetler LLP. Mr. Kravitz graduated from the University of Colorado with a degree in finance, earned his MBA from University of Denver, and JD from Lewis & Clark Law School.

COMPENSATION DISCUSSION AND ANALYSIS

This section contains a discussion and analysis of the compensation program in place for our named executive officers (“NEOs”).

This Compensation Discussion and Analysis (“CD&A”) provides an overview of our executive compensation philosophy, discusses executive compensation policies and practices, and analyzes how and why our Compensation Committee arrived at specific compensation decisions for our fiscal year ended December 31, 2022.

For 2022, our NEOs were:

•	Benjamin Kovler, our Founder, Chairman and Chief Executive Officer (“CEO”);

•	Anthony Georgiadis, a member of our Board who became our President (“President”) on January 1, 2023 after having served as our Chief Financial Officer from January 2017 until December 31, 2022; and

•	Beth E. Burk, our former General Counsel and Secretary, who resigned from the Company effective October 4, 2022.

Due to her departure from the Company and because significant portions of her compensation for 2022 were termination-related, Ms. Burk’s compensation has generally been excluded from the analysis and comparative discussion below, unless otherwise noted. In addition, except where otherwise indicated, “other NEOs” for 2022 includes only Mr. Georgiadis.

This CD&A should be read together with the compensation tables and related disclosures set forth below.

Executive Summary of Executive Compensation

Driven by our entire team, including our NEOs, Green Thumb reached the milestone of over $1 billion of annual revenue and delivered strong financial and operational results in 2022, despite significant micro- and macroeconomic pressures such as price compression in our industry and global inflation. These achievements factored significantly into the Compensation Committee’s decisions regarding the compensation for our NEOs. We believe that our compensation programs for our executive team, including our NEOs, was an important motivating factor for our strong operating and financial performance, growing our business and strengthening our position for success in the future. For 2022, the Compensation Committee tied our NEOs’ compensation to corporate performance primarily through our 2022 Annual Bonus (defined and further described below under “—Elements of Compensation—Short-Term Incentive Awards”) and awards of Options and RSUs granted pursuant to the Stock and Incentive Plan. The amounts our NEOs earned under the 2022 Annual Bonus were primarily driven by the Company’s achievement with respect to Revenue and Adjusted Operating EBITDA (defined below) measured against pre-established goals.

Highlights of the Year Ended December 31, 2022

During 2022, the Company achieved solid financial and operating results despite significant micro- and macroeconomic pressures. Significant achievements included:

•	Increased revenue by 14% over the prior year to over $1 billion;

•

Achieved Adjusted Operating EBITDA (defined as earnings before interest, taxes, depreciation and amortization, adjusted for other income, non-cash share-based compensation, one-time transaction related expenses and other non-operating costs) of $311 million or 31% of revenue;

•	Generated cash flow from operations of $159 million;

•	Achieved positive net income (as determined under GAAP) of $12 million or $0.05 per basic share;

•	Delivered adjusted net income of $75 million or adjusted basic and diluted earnings per share of $0.32, excluding non-cash impairment charges recognized in the fourth quarter;

•	Safeguarded the Company’s regulatory and business licenses by promoting a culture of compliance and providing leadership on the Company’s evolving standard operating procedures; and

•	Maintained a strong balance sheet and disciplined capital allocation to support continued future growth.

(See Appendix A for a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure.)

Our Compensation Philosophy

The Company’s compensation philosophy is based on attracting, retaining and motivating employees with a mix of short- and long-term compensation opportunities that are aligned with our corporate strategic objectives and the interests of our shareholders, while effectively managing risk and broader stakeholder considerations. Our compensation policies and practices throughout the organization, and for our executives in particular, reflect the high-growth nature of the Company and the nature of our nascent, rapidly evolving, highly regulated, federally illegal industry. Particular aspects of the cannabis industry that shape our compensation philosophy include:

•	restraints on our access to traditional sources of capital due to the continued federal illegality of cannabis; and

•	the impact of Internal Revenue Code Section 280(E), which requires that we pay taxes on our income before deducting for certain compensation and other expenses.

Because of the significant constraints placed on the Company’s access to and uses of capital, the Company takes a conservative approach to cash management to preserve overall corporate flexibility. As a result, the Compensation Committee places significant emphasis on balancing cash with non-cash elements of compensation for our NEOs, as well as aligning the Company’s compensation policies and practices with our stage of development, encouraging disciplined financial management and focusing on sustainable long-term growth. In addition, the Compensation Committee takes into account the size and complexity of our business and the industry (including our inability to engage in interstate commerce due to the federal illegality of cannabis and the varied and often volatile nature of the regulations we must comply with to succeed), the competitive marketplace for talent, and the contributions of our NEOs in driving our business results and the execution of our operating plans.

The Compensation Committee endeavors to ensure that the philosophy and operation of our compensation programs reinforce our culture and values, creates a balance between risk and reward, attracts, motivates and retains executive officers over the long-term, and aligns their interests with those of our shareholders. We seek employees, and executives in particular, who have an entrepreneurial spirit, embrace change, are passionate about their work, and value the unique opportunities the Company offers in terms of longer-term incentives.

Mix of Pay

As shown below, approximately 82% of Mr. Kovler’s target compensation and 60% of Mr. Georgiadis’ target compensation for 2022 was variable based on Company and individual performance.

Variable compensation consists of the 2022 Annual Bonus and stock option grants. Management believes a high percentage of variable compensation, especially long-term incentives, is beneficial to motivate our employees and is aligned with stakeholder interests.

For a more detailed description of the elements of our NEOs’ compensation, see “—Elements of Compensation” below.

How 2022 Performance Tied to Executive Compensation

In 2022, the Company achieved solid performance with respect to Revenue and Adjusted Operating EBITDA, despite significant pressure from market forces outside of management’s control, including global inflation and significant price compression in certain key markets, resulting in a 78.2% of target payout for the corporate performance component under the 2022 Annual Bonus. These results, combined with the individual performance element of the 2022 Annual Bonus and awards of Options (described below under “—Elements of Compensation—Long Term Incentive Awards”), resulted in actual compensation for our CEO that was 82% performance-based and 18% fixed and for our President that was 71% performance-based and 29% fixed.

Compensation Governance and Process

The Compensation Committee of our Board is authorized to review and approve all compensation decisions relating to our executive officers, including annually establishing our compensation philosophy and programs, goals, and related matters. Our CEO makes recommendations to the Board regarding the compensation for the NEOs other than himself.

The Compensation Committee reports to the Board of Directors and consists of Wendy Berger, who became its Chair on July 1, 2022, Jeffrey Goldman, who joined the Board and the committee on October 5, 2022 and Ethan Nadelmann, who joined the committee on April 27, 2023. Previously during 2022, the committee consisted of Glen Senk (until October 4, 2022), who also served as Chair until June 30, 2022; Westley Moore (until March 11, 2022) and Swati Mylavarapu (until April 28, 2022). Glen Senk, Westley Moore and Swati Mylavarapu were independent directors during their entire tenure on the committee. For details regarding the experience of the current members of the Compensation Committee, see “Proposals No. 1 and 2—Election of Directors, Biographical Information” above. Given the Company’s stage of development and high-growth, rapidly changing nature, the Board determined that Ms. Berger, Mr. Goldman and Mr. Nadelmann were the most appropriate individuals to serve on the Compensation Committee at this time due to their combined history with the Company, strong experience in the cannabis industry and deep experience with rapid growth, early-stage companies.

The role and responsibility of the Compensation Committee is to assist the Board in fulfilling its responsibilities for establishing the compensation philosophy and guidelines. Additionally, the Compensation Committee has responsibility for (i) recommending to the Board compensation levels for directors; (ii) fixing compensation levels and supplemental benefits for the executive officers; and (iii) entering into employment, severance protection, change in control and related agreements and plans for the CEO and other executive officers, provided that any agreements with the CEO are subject to Board approval. In addition, the Compensation Committee is charged with reviewing the Stock and Incentive Plan and proposing changes thereto, and recommending any other employee benefit plans, incentive awards and perquisites with respect to the directors and executive officers. The Compensation Committee is responsible for approving equity or incentive awards under the Stock and Incentive Plan. The Compensation Committee is also responsible for reviewing, approving and reporting to the Board annually (or more frequently as required) on our succession plans for our executive officers, compensation risk management, and for overseeing our Board annual self-evaluation process.

In setting compensation for our NEOs, in February and March of 2022, the Compensation Committee reviewed the Company’s overall performance and key achievements for 2021, each individual’s respective performance and key achievements during the year, and recommendations from the Company’s People team leadership and the CEO. Based on this information, the Compensation Committee determined:

•	any changes to the NEOs’ salaries for the year, which changes were effective on April 1, 2022;

•	targets, metrics and the terms of the 2022 Annual Bonus; and

•	the Long-Term Incentive Awards to be granted in 2022.

Following the end of the fiscal year, in February 2023, the Compensation Committee reviewed these same factors for 2022, and determined (with respect to 2022 compensation), each NEO’s payment earned pursuant to the 2022 Annual Bonus.

Risk Management

The Compensation Committee regularly assesses and reports to the Board on potential risks associated with the Company’s compensation policies and practices on an annual basis, including with respect to the NEOs, and devotes such time and resources to compensation risk management as it believes appropriate given the Company’s current stage of development and corporate governance best practices. The Company’s NEO compensation policies and practices for 2022 are designed to mitigate risk by doing and not doing the following:

What We Do

+	provide a reasonable balance between cash and equity compensation;

+	establish robust annual financial targets that are approved by the Compensation Committee for the 2022 Annual Bonus in the first quarter;

+	incorporate multiple financial measures in the 2022 Annual Bonus;

+	determine payouts under the 2022 Annual Bonus that can vary significantly based on Company performance;

+	encourage retention of high performing individuals;

+	align the interests of the NEOs with the short-term and long-term objectives of the Company and its shareholders;

+	use a balance of formulaic measures and qualitative factors to determine achievement of goals;

+	provide limited perquisites;

+	use of multi-year vesting to diminish the incentive to maximize performance in any one fiscal period at the expense of another; and

+	have the Compensation Committee annually review programs related to potential risk.

What We Do Not Do

–	employ change-in-control provisions with single-trigger vesting;

–	provide tax-gross ups;

–	price or exchange underwater Options;

–	have separate enhanced health and welfare or retirement benefit plans for NEOs;

–	have guaranteed increases to base salaries;

–	permit hedging, pledging or short sales of our stock;

–	emphasize incentives to produce short-term results to the detriment of long-term goals and results;

–	provide incentives to pursue excessively risky business strategies; and

–	offer uncapped incentive award payouts.

For 2022, the Compensation Committee did not identify any risks arising from the Company’s compensation policies and practices that it or the Board believed were reasonably likely to have a material adverse effect on the Company.

Role of Management in Setting NEO Compensation

The CEO and People team support the Compensation Committee in its compensation work. The CEO, with the input of the People team, makes recommendations to the Compensation Committee on NEO and top officer compensation. The People team also makes recommendations and provides information to, and answers questions from, the Compensation Committee as it fulfills its responsibilities regarding executive compensation. None of the Company’s NEOs (including the CEO) make recommendations directly to the Compensation Committee regarding their own compensation.

Role of Peer Benchmarking and Compensation Consultants

For 2022, the Compensation Committee elected not to formally benchmark our NEOs’ compensation to other companies and did not perform compensation market survey reviews on executive compensation. Management engaged Exequity LLP (“Exequity”), an independent compensation consulting firm, to assist the People team develop recommendations to the Compensation Committee with respect to the Company’s pay element mix and the Company’s long term incentive plan award philosophy (including the term of Option awards and the mix of types of equity). Although the Compensation Committee did not use a formal benchmarking study, it also reviewed publicly disclosed compensation rates and key compensation terms for the named executive officers of our peers to assist them evaluate the competitiveness of the Company’s compensation packages for the NEOs. The Compensation Committee has continued its overall approach to be more conservative on cash (fixed compensation) while providing meaningful long-term incentive opportunities and overall growth potential offered at our Company. Although the Compensation Committee may engage a compensation consultant to analyze these or other matters in the future, it determined that benchmarking our NEOs’ pay and engaging its own compensation consultant were not necessary during 2022.

Elements of Compensation

Base Salary

Base salary is the fixed portion of each NEO’s total compensation. It is designed to provide income certainty. In determining the base level of compensation for the NEOs, weight is placed on factors including affordability and the individual’s competencies, skills, experience, contributions, and performance. When setting base salaries, the Compensation Committee also considers internal pay equity and the impact of base salary on other compensation elements, such as the target annual incentive. The Compensation Committee strives to set our NEOs’ base salaries at conservative levels while placing more emphasis on variable compensation and long-term incentives, in line with our goal of maintaining flexibility with our available cash.

At its March 14, 2022 meeting, the Compensation Committee determined to approve a raise of 3.2% for Ms. Burk, while making no changes to the base salaries of Mr. Kovler and Mr. Georgiadis. These decisions reflected the Compensation Committee’s acknowledgement of the NEOs’ strong performance in the prior year, and took into account Mr. Kovler’s and Mr. Georgiadis’s personal preference for variable over fixed compensation, as well as the Company’s continued philosophy of emphasizing long-term incentives. Base salary changes were effective April 1, 2022.

2022 Base Salaries

NEO	2021 Salary	2022 Salary	% Change
Benjamin Kovler	$345,000	$345,000	0%
Anthony Georgiadis	$360,000	$360,000	0%
Beth E. Burk	$329,600	$340,000	3.2%

Short-Term Incentive Awards

At its meeting on March 14, 2022, the Compensation Committee adopted the 2022 Annual Bonus Plan (the “2022 Annual Bonus”) applicable to our NEOs and other eligible Company employees, and established the performance metrics and targets that would be used to determine payouts under the 2022 Annual Bonus, as well as the target payout amount for each of the NEOs. This program was designed to afford eligible participants the opportunity to share in the Company’s success and reward their individual performance over the year based on meeting or exceeding pre-established performance criteria. In determining the performance metrics and applicable targets for the 2022 Annual Bonus, the Compensation Committee reviewed the Company’s financial and operational priorities, strategic business objectives and plans for the year.

The 2022 Annual Bonus was designed to drive near-term goals supporting responsible, sustainable growth and to differentiate executives’ total compensation based on individual performance. The Compensation Committee assigned each executive a target incentive award as a percentage of their 2022 base salary (annualized based on the salaries in effect as of April 1, 2022), based on each executive’s responsibilities and role. The quantitative targets for each financial metric are designed to be challenging but reasonably attainable, with the maximum achievement levels intended to be a true stretch. Maximum achievement of each metric was set at 115% of the target levels while threshold achievement was set at 90% of target. The Compensation Committee selected the quantitative metrics based on the fact that Revenue expansion is critical for high-growth companies, and Adjusted Operating EBITDA is a key metric of profitability for high-growth companies generally and those in the cannabis industry specifically.

Key features of the 2022 Annual Bonus include:

•	Amounts earned from threshold to target are payable in cash;

•	Where the amount earned exceeds target by $10,000 or more, the entire amount over target is delivered in immediately vested RSUs to support the Company’s goal of using cash conservatively;

•	Payout is determined by the Compensation Committee based on Company and individual performance factors;

•

Company performance metrics are 50% Revenue and 50% Adjusted Operating EBITDA, to balance growth with responsible financial and operational management and align with the Company’s strategic priorities;

•

Individual performance is based on a subjective, qualitative assessment of each NEO’s annual performance by the Compensation Committee and, in the case of the NEOs other than himself, the recommendations of the CEO;

•	No amounts will be earned if performance of both metrics falls below the respective threshold performance level;

•	Performance between threshold and target, or between target and maximum, is determined based on interpolated performance achievement;

•	Performance between threshold and target will have a payout factor based on straight-line interpolation;

•	Between target and 106% performance achievement, each 1% of incremental performance achievement results in a 2.5% increase in the payout factor; and

•

To incentivize and reward truly exceptional performance, payouts for achievement above 106% of target up to the maximum performance achievement of 115% of target results in an increase of 3.9% of payout factor for each 1% of performance attainment to incentivize and reward truly exceptional achievements.

The Compensation Committee determined that it was appropriate to keep each NEO’s 2022 Annual Bonus targets as a percentage of their base salaries consistent with their respective targets under the prior year’s program, at 200% for Mr. Kovler, and 150% for Mr. Georgiadis, and 50% for Ms. Burk, as the Compensation Committee believes this appropriately reflected the Company’s philosophy of emphasizing meaningful performance-based incentive opportunities.

The goals for the Company’s performance for the 2022 Annual Bonus were:

Metric	Threshold Performance (90% of Target)	Target Performance	Maximum Performance (115% of Target)
Revenue	$945.0M	$1,050M	$1,207.5M
Adjusted Operating EBITDA	$297.0M	$330M	$379.5M
Payout Factor (as a % of Target)	50%	100%	150%

In addition, with the input of the People team, each NEO for themselves, and Mr. Kovler for each other NEO, the Compensation Committee established performance goals for each NEO for the year. Our individual performance goals are designed to support our foundational principles, including our corporate mission, vision, values and priorities. For 2022, these goals included:

Mr. Kovler	Mr. Kovler’s 2022 goals focused on successful execution of the Company’s operating plans; successful management of the Company’s capital allocation plan and budget; providing strong overall leadership with respect to the Company’s development and development of the leadership team; developing and executing on key strategic imperatives; acting as a thought leader in the industry; leading an assessment of organizational risk and risk tolerance; and developing greater relationships between the Board and management.

Mr. Georgiadis	Mr. Georgiadis’s 2022 goals included effective management of our finance and accounting functions, including timely filings with the SEC, successfully leading the Company through the audit of its 2021 financial statements and managing a consistent and accurate budgeting and forecasting process; leading various key operational priorities, including the launch of adult use sales in permitted markets (New Jersey, Rhode Island and Connecticut) and developing diversity in the Company’s product lines; and creating succession plans for key positions in the financial and accounting teams.

Ms. Burk	Ms. Burk was not evaluated on her goals for 2022 as she was not employed the full year.

2022 Annual Bonus Results

Following the end of 2022, the Compensation Committee evaluated the Company’s and each NEOs’ performance with respect to the above described criteria, to determine each individual’s achievement under the 2022 Annual Bonus as follows:

The Company’s achievement with respect to the 2022 Revenue and Adjusted Operating EBITDA metrics was:

Metric	Threshold	Target	Maximum	Result	Payout Factor
Revenue (50% weighting)	$945.0M	$1,050M	$1,207.5M	$1,017M	84.5%
Adjusted Operating EBITDA (50% weighting)	$297.0M	$330M	$379.5M	$311.5M	71.9%
Total Company Performance		100%			78.2%

Individual performance was subjectively and qualitatively reviewed by the Compensation Committee. Key individual performance achievements for the year taken into consideration by the Compensation Committee in determining the applicable payouts under the 2022 Annual Bonus for each NEO were as follows:

Mr. Kovler	Mr. Kovler led strategic growth of the Company with strong financial and operational execution; developed key strategic initiatives and partnerships and developed relationships with sources of institutional capital; enhanced brand loyalty and community partnerships; successfully onboarded key new members to Green Thumb’s Senior leadership team with a focus on engagement and talent development; and positioned the Company for profitable growth in 2022.

Mr. Georgiadis	Mr. Georgiadis’s accomplishments included successfully guiding the Company to achieve strong financial results in the face of significant micro- and macroeconomic; leading the roll out of adult use cannabis sales in key markets including New Jersey, Rhode Island and Connecticut; leading the effort to ensure the Company’s strong cash position at fiscal year-end; and evidencing strong leadership through a period of executive transitions, including leading the Company’s consumer packaged goods business while also serving as Chief Financial Officer.

Ms. Burk	Ms. Burk’s was not evaluated on her goals for 2022 as she was not employed the full year.

The resulting individual annual incentive amounts were calculated as follows:

Name	Annual Bonus Target	Company Performance	Percentage of Target Earned	Total Earned Incentive
Mr. Kovler	$690,000	78.2%	79.0%	$545,652
Mr. Georgiadis	$540,000		85.2%	$460,224
Ms. Burk	$164,800		N/A%	$ 0

Since all of our NEOs’ 2022 Annual Bonuses earned were below target level, the full amount was paid in cash.

Long-Term Equity Incentive Awards

2022 Annual Awards

Long-term incentives granted under the Stock and Incentive Plan are intended to align the interests of the Company’s executive officers with those of our shareholders and to provide a long-term incentive that rewards these parties for their contributions to the creation of shareholder value. The Compensation Committee evaluates this on an annual basis as the Company and the cannabis industry continue to develop. In 2022, the Compensation Committee elected to award each NEO long-term equity incentive awards in the form of both non-qualified Options and RSUs, other than Mr. Kovler, who received all of his awards in the form of Options. Each award vests in one-third annual increments on each of the first three anniversaries of the grant date, subject to the individual’s continued employment on the applicable vesting dates. All Options granted under the Share and Incentive Plan, including those to our NEOs, have an exercise price that is equal to the greater of the closing price of our stock on the CSE on the date of grant or the prior trading day. Options provide value only if our share price increases above the exercise price, thereby closely aligning the NEOs’ pay with shareholder interests. The Compensation Committee believes that Options that vest over a multi-year period help support the Company’s long-term initiatives, which include sustainable operational and financial performance, employee retention and driving shareholder value creation. As a result, it determined Options were an appropriate long-term award vehicle given the stage of the Company and the cannabis industry, and determined that they should be the most significant long-term award vehicle in the NEOs’ pay mix. In 2022, the Compensation Committee determined that it was appropriate to also include RSUs in its mix of long-term equity incentive awards to employees throughout the organization, including the NEOs other than Mr. Kovler. The mix between Options and RSUs was determined based in part upon recommendations from the People team and its compensation consultant, Exequity, and because the Compensation Committee believes that the increased use of RSUs in employee compensation increases the competitiveness of the Company’s compensation packages. The Compensation Committee also views RSUs as providing employees with greater stability in their long-term incentive compensation and thus increases the retentive quality of equity packages, which it determined was important in light of the volatile market for the Company’s Subordinate Voting Shares and the competitive market for talent. The Compensation Committee determined it was appropriate to grant Mr. Kovler’s long-term incentives entirely in Options given Mr. Kovler’s stated personal preference and the strong link between Options and the creation of shareholder value.

In establishing the dollar value of the overall amount of equity awards to be granted to the NEOs, the Compensation Committee considers the level of effort, time, responsibility, ability, experience and commitment of each individual and their applicable role(s) as well as internal pay equity and relevant market data. In establishing the dollar value of the overall amount of equity awards to be granted to each NEO other than the CEO, reference is made to the recommendations made by the CEO and their respective total compensation opportunity.

The Options awarded to our NEOs in 2022 have a seven-year term, which was increased from the previous five-year term applicable to awards granted in 2021. Based in part upon the recommendations of the People team in consultation with Exequity, the Compensation Committee determined it was appropriate to increase the term of Options granted to all employees (including the NEOs) beginning in April 2022 to more closely align with market practices, and to provide employees who remain with the Company over time increased opportunities to exercise their awards. The Compensation Committee determined this increased opportunity is important given low trading volumes of the Company’s Subordinate Voting Shares and the volatility of publicly traded stock prices in the cannabis industry. The Compensation Committee generally approves equity awards to be made only on the first calendar day of the month following the date of approval, although exceptions may be made in special circumstances. The annual equity awards to our NEOs are made at approximately the same time every year (April 1), and at the same time as the broad-based annual awards are made to other eligible employees. The NEOs received Options and RSUs for the annual grant with the following fair market values on April 1, 2022:

Name	Fair Market Value of 2022 Option Award	Fair Market Value of 2022 RSU Award
Benjamin Kovler	$849,992	$0
Anthony Georgiadis	$299,994	$199,996
Beth E. Burk	$239,999	$159,982

June 15, 2022 Amendment to Outstanding Option Awards

Prior to June 2022, the Company’s service provider for equity plan administration and brokerage services facilitated our employee’s equity transactions in Canadian Dollars on the CSE, the Company’s primary exchange. Following a change in the control of that provider, the Company was required to move to a new service provider who was able to handle the securities of U.S. cannabis companies. The Company’s new provider is only able to process transactions in U.S. Dollars on the OTCQX Best Market. As a result, on June 15, 2022, the Compensation Committee approved the translation of the exercise price of all outstanding Option awards, including those held by the NEOs, to U.S. Dollars based on the exchange rate in effect on the date of grant of the applicable Option award. Each of the NEOs consented to this amendment of their Options. This amendment did not result in additional aggregate incremental cost to the Company for any Option award. All of the Company’s Option awards are now designated with U.S. Dollar and Canadian Dollar exercise price, and under the terms of each award, the Compensation Committee has the authority to designate which currency is in effect based on the Company’s then-applicable brokerage arrangements.

The following table sets forth the translated U.S. exchange rate applicable to each outstanding award held by the NEOs as of the date of the amendment.

	Grant Date	Options Granted	Exercise Price (CA$)	Exercise Price (Converted to US$ per Grant Date currency exchange rate)	Currency Exchange Rate CA$ to US$	Expiration Date
Beth Burk	1/31/2020	50,000	CA$12.65	US$9.57	0.7565	31-Jan-25
	3/27/2020	54,347	CA$9.22	US$6.55	0.7104	27-Mar-25
	4/1/2021	17,076	CA$37.29	US$29.68	0.7959	1-Apr-26
	8/3/2021	25,268	CA$38.86	US$30.98	0.7972	3-Aug-26
	4/1/2022	24,922	CA$23.90	US$19.10	0.7992	1-Apr-29

Anthony Georgiadis	8/30/2018	50,000	CA$14.64	US$11.28	0.7705	30-Aug-28
	7/26/2019	300,000	CA$12.07	US$9.16	0.7589	26-Jul-24
	3/27/2020	81,521	CA$9.22	US$6.55	0.7104	27-Mar-25
	4/1/2021	23,907	CA$37.29	US$29.68	0.7959	1-Apr-26
	4/1/2022	31,152	CA$23.90	US$19.10	0.7992	1-Apr-29

Benjamin Kovler	8/30/2018	50,000	CA$14.64	US$11.28	0.7705	30-Aug-28
	7/26/2019	300,000	CA$12.07	US$9.16	0.7589	26-Jul-24
	3/27/2020	81,521	CA$9.22	US$6.55	0.7104	27-Mar-25
	4/1/2021	34,153	CA$37.29	US$29.68	0.7959	1-Apr-26
	4/1/2022	88,265	CA$23.90	US$19.10	0.7992	1-Apr-29

Special Equity Awards – July 1, 2022

In June 2022, the Compensation Committee determined that it was appropriate to recognize the Company’s salaried employees and certain non-exempt employees for their strong performance over the course of challenging economic circumstances, as well as to recognize the fourth anniversary of the Company’s listing on the CSE. As the Company’s compensation philosophy throughout the organization generally, including for the NEOs, is to be conservative with cash and lean-in on equity awards, the Compensation Committee felt it was an important time to both recognize employees and increase the retentive elements of their compensation packages. On July 1, 2022, the Compensation Committee granted the following Option awards to the NEOs, together with approximately 800 other employees:

Name	Fair Market Value of July 1, 2022 Option Award	Exercise Price in US$
Benjamin Kovler	$149,997	$7.98
Anthony Georgiadis	$149,997	$7.98
Beth E. Burk	$149,997	$7.98

Unlike our standard Option awards, the July 1, 2022 Option awards for all recipients vested one-half on the six month anniversary of the grant date, and one half will vest on the eighteen month anniversary of the grant date, subject to continued employment and other standard conditions. The Compensation Committee determined this was the most appropriate schedule as it provided employees with a diversified vesting schedule across all awards.

Special Retention Awards – September 1, 2022

In August 2022, management presented the Compensation Committee with the results of its analysis on potential retention issues with respect to key employees, and recommended an additional special, one-time Option award be made to select key employees to increase the retentive elements of their compensation and improve overall corporate stability. Mr. Georgiadis and Ms. Burk were included among the employees identified to receive the award. On September 1, 2022, the Compensation Committee granted the following Option awards to the NEOs, each of which vest in one-third increments on each of the first three anniversaries of the date of grant, subject to the Company’s standard conditions for such awards:

Name	Fair Market Value of September 1, 2022 Option Award	Exercise Price in US$
Anthony Georgiadis	$499,997	$13.29
Beth E. Burk	$299,995	$13.29

Insider Trading Policies

Our policy on insider trading prohibits all of our employees who meet the criteria of “insiders,” including our NEOs, from engaging in short selling, hedging or offsetting transactions with respect to our securities.

Perquisites and Other Personal Benefits

We believe in providing only very limited perquisites and personal benefits to our NEOs. For 2022, none of our NEOs received perks in excess of $10,000.

Our NEOs are also eligible to participate, at their election, in the broad-based benefit and welfare plans as well as discounts on Company products and at Company dispensaries that are available to the Company’s employees generally.

Employment Arrangements

All of our NEOs are employed at-will, and we have not entered into agreements with them that provide for minimum base salaries or other compensation arrangements. We have entered into written agreements with each of our NEOs titled “Confidentiality, Non-Compete, Non-Solicitation, Non-Disparagement and Invention Assignment Agreement” pursuant to which the NEOs provide the Company with certain protections, including with respect to the Company’s confidential information learned by the individuals in the course of their employment, rights to any intellectual property or inventions developed in the course of their employment, covenants not to compete with the Company or solicit its employees for one year following termination of their employment, and requiring disputes to be settled through arbitration.

Retirement Benefit Plans

Each NEO is eligible to participate in the Vision Management Services, LLC 401(k) Plan, a tax-qualified, defined contribution retirement plan. The Vision Management Services, LLC 401(k) Plan is generally available to eligible employees of our operating subsidiary, Vision Management Services, LLC, and other subsidiaries that have elected to participate in the Vision Management Services, LLC 401(k) Plan. Participants in the Vision Management Services, LLC 401(k) Plan are eligible to make before-tax contributions and Roth contributions and, if Vision Management Services, LLC elects, to receive discretionary matching and/or profit-sharing contributions. To date, Vision Management Services, LLC has not elected to provide discretionary matching or profit-sharing.

Termination and Change in Control Benefits

Except as described below, we do not have any contract, agreement, plan or arrangement that provides for payments to a NEO at, following or in connection with a termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control or a change in a NEO’s responsibilities. Each NEO provides services to the Company on an at-will basis.

The RSU and Option awards granted pursuant to the Stock and Incentive Plan provide for full vesting in the event of the awardee’s death or if the awardee’s service is terminated without cause (as defined in the applicable award agreements) within 12 months following a change in control (as defined in the applicable award agreements). Options that are vested due to such a termination are exercisable for the duration of the option’s original term. Further, we, acting through our Board or our Compensation Committee, have broad discretion in how to treat awards under the Stock and Incentive Plan in the event of a change in control. Such discretion includes the ability to fully vest and cash-out awards, arrange for awards to be assumed by a buyer, provide for economically equivalent replacement awards or eliminate future vesting or exercisability as of, or following, a change in control. The Compensation Committee believes that these arrangements are an important part of our overall executive compensation program, as they help us ensure the continued focus and dedication of our NEOs, notwithstanding any concern that they may have at any given time regarding their continued employment prior to or following a change in control transaction, and we do not offer any other benefits in the event of an employee’s death. The Compensation Committee also believes that offering these limited severance benefits is an important recruiting and retention tool.

Termination Payments in 2022

In connection with Ms. Burk’s resignation from the Company, the Compensation Committee approved the terms of a Confidential Settlement and Release Agreement with her pursuant to which Ms. Burk (i) continues to vest in her outstanding equity awards through October 4, 2023, one year following the date of her termination as if she were still employed; (ii) has the right to exercise her outstanding Options until October 4, 2023; (iii) received $2.5 million; and (iv) will be reimbursed for any health insurance premiums she incurs under COBRA for 18 months following her termination date.

Significant Changes to NEO Compensation Effective Following Fiscal Year End

Effective January 1, 2023, Mr. Georgiadis was promoted from Chief Financial Officer to President. In connection with that change, the Compensation Committee determined that it would keep his base salary for 2023 at $360,000, the same as it was for 2022, and increase his Annual Bonus target for 2023 from 150% to 200% of his base salary.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis, required by Item 402(b) of Regulation S-K, with management of the Company. Based on this review and discussion, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and such other filings with the SEC as may be appropriate.

COMPENSATION COMMITTEE(1)

Wendy Berger, Chair Jeffrey Goldman

(1)	Ethan Nadelmann joined the Compensation Committee on April 27, 2023, subsequent to the approval of this report and the foregoing Compensation Discussion and Analysis.

COMPENSATION TABLES

Summary Compensation Table

The following table sets forth all compensation paid to or earned by the NEOs of the Company in the last three (3) fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Benjamin Kovler,	2022	$345,013	$—	$ —	$999,989	$545,652	$—	$ —	$1,890,654
Chief Executive Officer and Chairman	2021 2020	$345,002 $307,500	$— $—	$ — $ —	$500,000 $339,127	$869,254 $972,881	$— $—	$ — $ 39,930	$1,714,256 $1,659,438
Anthony Georgiadis,	2022	$360,014	$—	$199,996	$949,988	$460,224	$—	$ —	$1,970,222
Chief Financial Officer and Director	2021 2020	$360,002 $322,500	$— $—	$ — $ —	$349,998 $339,127	$684,492 $634,496	$— $—	$ 39,873 $	$1,394,492 $1,335,996
Beth Burk(3)	2022	$255,025	$—	$288,990	$800,799	$ —	$—	$2,503,538	$3,848,352
Former General Counsel and Corporate Secretary	2021 2020	$327,202 $320,000	$— $—	$ — $454,100	$649,985 $533,084	$208,482 $150,386	$— $—	$ — $ 140	$1,185,669 $1,457,710

Notes:

(1)

The amounts reported in the Stock Awards and the Option Awards columns reflect aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the NEO. Assumptions used in the calculation of these amounts are included in Note 11—Share Capital to our audited consolidated financial statements for the fiscal year ended December 31, 2022, which are included in the Form 10-K.

As part of their annual equity award program, on April 1, 2022, the NEOs each received an award of Options with an exercise price of C$23.90, and in the case of Mr. Georgiadis and Ms. Burk, RSUs, one-third of which vest on each of the first three anniversaries of the grant date, as follows:

Name	Number of Options	Number of RSUs

Benjamin Kovler	88,265	0

Anthony Georgiadis	31,152	10,471

Beth Burk	24,922	8,376

As discussed under the heading “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentive Awards—June 15, 2022 Amendment to Outstanding Option Awards” above, following the grant date, the Options were subsequently amended to permit their exercise in US Dollars or Canadian Dollars, at the election of the Compensation Committee. The Options then became exercisable for US$19.10.

As further described under “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentive Awards—Special Equity Awards—July 1, 2022” above, on July 1, 2022, the NEOs each received an award of Options with an exercise price of US$7.98, one-half of which vested on January 1, 2023 and the remainder of which are scheduled to vest on January 1, 2024, as follows:

Name	Number of Options

Benjamin Kovler	38,759

Anthony Georgiadis	38,759

Beth Burk	38,759

As further described under “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentive Awards—Special Retention Awards—September 1, 2022” above, on September 1, 2022, the NEOs other than Mr. Kovler each received an award of Options with an exercise price of US$13.29, one-third of which vest on each of the first three anniversaries of the grant date, as follows:

Name	Number of Options

Anthony Georgiadis	76,219

Beth Burk	45,731

In addition, the amounts reported for Ms. Burk include additional aggregate incremental cost incurred with respect to the extension of the vesting periods of her previously granted RSU and Option awards from the date of the termination of her employment to the first anniversary of that date, as well as the extension of the exercise period for her outstanding Options from three months following the termination of her employment to the first anniversary of the termination, as further described under “Compensation Discussion and Analysis—Termination and Change in Control Benefits—Termination Payments in 2022” above, as follows:

Award Amended	Number of Underlyigng Shares Affected	Aggregate Incremental Cost

Amendment of Outstanding RSU Awards	16,126	$129,008

Amendment of Outstanding Option Awards	91,809	$110,806

(2)

For fiscal 2021, each NEO earned greater than 100% of their target award under the 2021 Annual Bonus Plan. Pursuant to the terms of that plan, amounts paid out over target were delivered in the form of immediately-vested RSUs on April 1, 2022, as further described in Note 2 to the Summary Compensation Table included in our proxy statement for our 2022 Annual General Meeting of Shareholders. Because the value of such RSUs related to Non-Equity Incentive Plan compensation, the value of those RSUs are included here, and not in the “Stock Awards” column. As the NEOs did not earn above target awards under the 2022 Bonus Plan, no such amounts are included for 2022.

(3)

None of our executive officers received perquisites in excess of $10,000 in 2022. Ms. Burk received termination and settlement compensation in connection with her departure from the Company on October 4, 2022, as further described under “Compensation Discussion and Analysis—Termination and Change in Control Benefits—Termination Payments in 2022” above, including a cash payment of $2,500,000 and payment of health insurance premiums under COBRA of $3,538.

(4)	Ms. Burk served as our General Counsel and Corporate Secretary until her departure from the Company on October 4, 2022.

Grants of Plan-Based Awards in 2022

The table below summarizes each grant of an equity or non-equity award made to the NEOs during fiscal 2022 under our incentive plans.

	Type of Award	Grant Date	Estimated future payouts under non-equity incentive plan awards			All other stock awards; number of shares of stock or units (#)	All other option awards; number of securities underlying option (#)	Exercise or base price of option awards (US$)	Grant date fair value of stock and option awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)
Benjamin Kovler	2022 Annual Bonus(1)	3/14/2022	$345,000	$690,000	$1,035,000
	Annual Stock Option(2)	4/1/2022					88,265	$19.10	$849,992
	Payout above Target of 2021 Annual Bonus in RSUs(3)	4/1/2022				9,385			$179,254
	Stock Option Award(4)	7/1/2022					38,759	$7.98	$149,997
Anthony Georgiadis	2022 Annual Bonus(1)	3/14/2022	$270,000	$540,000	$810,000
	Stock Option Award(2)	4/1/2022					31,152	$19.10	$299,994
	RSU Award(3)	4/1/2022				10,471			$199,996
	Payout above Target of 2021 Annual Bonus in RSUs(3)	4/1/2022				7,565			$144,492
	Stock Option Award(4)	7/1/2022					38,759	$7.98	$149,997
	Stock Option Award(5)	9/1/2022					76,219	$13.29	$499,997
Beth Burk	2022 Annual Bonus(1)	3/14/2022	$85,000	$170,000	$255,000
	Stock Option Award(2)	4/1/2022					24,922	$19.10	$239,999
	RSU Award(3)	4/1/2022				8,376			$159,982
	Payout above Target of 2021 Annual Bonus in RSUs(3)	4/1/2022				2,287			$43,682
	Stock Option Award(4)	7/1/2022					38,759	$7.98	$149,997
	Stock Option Award(5)	9/1/2022					45,731	$13.29	$299,995
	Amendment of Outstanding RSU Awards(6)	12/22/2022				16,126	—		$129,008
	Amendment of Outstanding Option Awards(6)	12/22/2022					15,224		$110,806

Notes:

(1)	Reflects the 2022 Annual Bonus as described under “Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive Awards” above.
(2)	Reflects the annual equity awards as described under “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Incentive Awards” above.
(3)

Reflects the payment in fully-vested RSUs of the amounts each executive earned above their respective target pursuant to the Company’s annual bonus plan for the fiscal year ended on December 31, 2021 as described under “Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive Awards” above.

(4)	Reflects the grant of Options on July 1, 2022 as described under “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentive Awards—Special Equity Awards—July 1, 2022” above.
(5)

The amounts reported in this column represent the grant date fair value of each 2022 equity award computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions made in computing the grant date fair value of these awards are described in Note 11—Share Capital in our consolidated financial statements included in the Form 10-K.

(6)

Represents the amendment of previously granted awards made to Ms. Burk prior to the termination of her employment and the aggregate incremental cost incurred with respect to the extension of the vesting periods of RSUs and Options and extension of Option exercise periods until October 4, 2024 as further described under “Compensation Discussion and Analysis—Termination and Change in Control Benefits—Termination Payments in 2022” above.

Outstanding Equity Awards Table

The following table sets forth outstanding equity awards for the NEOs of the Company at fiscal 2022 year end.

			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Benjamin Kovler	8/30/2018	(1)	50,000	—	—	$11.28	8/30/2028	—	—	—	—
	7/26/2019	(1)	300,000	—	—	$9.16	7/26/2024	—	—	—	—
	3/27/2020	(1)	54,347	27,174	—	$6.55	3/27/2025	—	—	—	—
	4/1/2021	(1)	11,384	22,769	—	$29.68	4/1/2026	—	—	—	—
	4/1/2022	(1)	—	88,265	—	$19.10	4/1/2029	—	—	—	—
	7/1/2022	(2)	—	38,759	—	$7.98	7/1/2029	—	—	—	—

Anthony Georgiadis	8/30/2018	(1)	50,000	—	—	$11.28	8/30/2028	—	—	—	—
	7/26/2019	(1)	300,000	—	—	$9.16	7/26/2024	—	—	—	—
	3/27/2020	(1)	54,347	27,174	—	$6.55	3/27/2025	—	—	—	—
	4/1/2021	(1)	7,969	15,938	—	$29.68	4/1/2026	—	—	—	—
	4/1/2022	(1)	—	—	—	—	—	10,471	$92,564	—	—
	4/1/2022	(1)	—	31,152	—	$19.10	4/1/2029	—	—	—	—
	7/1/2022	(2)	—	38,759	—	$7.98	7/1/2029	—	—	—	—
	9/1/2022	(3)	—	76,219	—	$13.29	9/1/2029	—	—	—	—

Beth Burk	1/31/2020	(1)	—	16,667	—	$9.57	10/4/2023	—	—	—	—
	1/31/2020	(3)	—	—	—	—	—	13,334	$117,873	—	—
	3/27/2020	(1)	36,231	18,116	—	$6.55	10/4/2023	—	—	—	—
	4/1/2021	(1)	5,692	5,692	—	$29.68	10/4/2023	—	—	—	—
	8/3/2021	(1)	8,422	8,423	—	$30.98	10/4/2023	—	—	—	—
	4/1/2022	(1)	—	8,307	—	$19.10	10/4/2023	—	—	—	—
	4/1/2022	(1)	—	—	—	—	—	2,792	$24,681	—	—
	7/1/2022	(2)	—	19,379	—	$7.98	10/4/2023	—	—	—	—
	9/1/2022	(1)	—	15,243	—	$13.29	10/4/2023	—	—	—	—

Notes:

(1)	Option award that vests in one-third increments on each of the first three anniversaries of the grant date.
(2)	Option award that vested one-half on the six month anniversary of the grant date (January 1, 2023) and one-half on the eighteen month anniversary of the grant date (January 1, 2024).
(3)	RSU award that vests in one-third increments on each of the first three anniversaries of the grant date.

Options Exercised and Stock Vested in 2022

The table below sets forth the number of shares acquired by our NEOs in fiscal 2022 as a result of the vesting of RSUs or the exercise of options awarded under our equity compensation programs.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)		Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)

Benjamin Kovler	—		$—	42,719	$721,113

Anthony Georgiadis	—		$—	32,565	$550,812

Beth Burk	33,333	(1)	$149,296	15,620	$285,655

Notes:

(1)	Consists of Options exercised during 2022 subsequent to Ms. Burk’s employment with the Company.
(2)	Value based on the spread in exercise price from market price on the date(s) of transaction as conducted on the OTCQX Best Market.
(3)	Consists of RSUs that vested during 2022, including shares withheld for payment of applicable taxes associated with the vesting.
(4)

Calculated based on the closing price on the CSE on the date of the transaction, as converted to U.S. Dollars based on the exchange rate reported by the Bank of Canada as of the close of trading on that date.

Potential Payments Upon Termination or Change in Control

The table below provides the estimated incremental compensation for our NEOs upon termination of employment in the event of a Change-in-Control or the individual’s death. The amounts shown for each event assume that each NEO ceased to be employed by the Company as of December 31, 2022 and the price of one of our subordinate voting shares was US$8.84 (based on the C$11.98 price on the CSE and the Bank of Canada currency conversion rate on December 31, 2022).

Upon a “change-in-control” and loss of job within twelve months, other than a termination for “cause”, all unvested equity would become immediately vested pursuant to the terms of each applicable award agreement. Upon death, all unvested equity would become immediately vested.

Name and Benefits	Termination in connection with a Change-in-Control other than for cause ($)	Termination resulting from death ($)
Benjamin Kovler
Stock Options	$95,561	$95,561
RSUs	$—	$—
Anthony Georgiadis
Stock Options	$95,561	$95,561
RSUs	$92,564	$92,564

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Mr. Kovler, our CEO. We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

For 2022,

•	The median employee’s total annual compensation was $34,497.

•	Mr. Kovler’s annual total compensation, as reported in the Total column of the Summary Compensation Table above, was $1,890,654.

•	Based on this information, the ratio of the total annual compensation of Mr. Kovler to the total annual compensation the median employee is estimated to be 54.8 to 1.

As is permitted under the applicable SEC rules, to identify our median employee among our employee population, we used “annualized base pay” (e.g., we have calculated the total amount that individuals hired during 2022 would have received had they been employed for the full year) as a consistently applied compensation measure. We calculated annualized base pay using annual base salary levels, except for hourly workers, for whom we used a reasonable estimate of hours worked during the year, determined based on payroll records, to determine annualized compensation. After identifying the median employee based on annualized base pay, we calculated annual total compensation for that employee using the same methodology we use for our NEOs as set forth in the 2022 Summary Compensation Table.

2022
Pay-versus-Performance
Table
As required by Section 953(a) of the
Dodd
-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
the following disclosure describes the relationship between executive compensation and the Company’s performance with respect to select financial measures. For more information regarding the Company’s executive compensation program, please see “Compensation Discussion and Analysis” above.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (3)	Average Compensation Actually Paid to non-PEO Named Executive Officers (4)	Value of Initial Fixed $100 Investment Based On:		Net Income	Adjusted Operating EBIDTA (6)
					Total Shareholder Return (5)	Peer Group Total Shareholder Return (5)

2022	$1,890,654	$ (379,804)	$1,970,222	$(141,643)	$128.34	$ 53.59	$11,978,000	$311,478,000

2021	$1,714,256	$(2,168,648)	$1,290,081	$(871,329)	$310.29	$137.29	$75,436,000	$307,834,000

2020	$1,659,438	$ 6,669,854	$1,396,853	$4,580,945	$345.66	$245.12	$14,993,000	$179,584,000
Notes
:
(1)	The dollar amounts reported are the total compensation reported for Benjamin Kovler for each fiscal year in the “Total” column of the Summary Compensation Table above.
(2)
The dollar amounts reported for each fiscal year are equal to the “compensation actually paid,” as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts reported do not reflect the actual amount of compensation earned by or paid to the applicable individual(s) for each applicable fiscal year and are based on valuation assumptions required by the SEC, which are unlikely to reflect actual amounts realized at vesting or exercise (as applicable). In accordance with the requirements of Item 402(v) of Regulation
S-K,
the reported “Total” in the Summary Compensation Table form Mr. Kovler for the applicable year is adjusted to determine the “compensation actually paid” amount as follows:

Year	Average Total Compensation as Reported in the Summary Compensation Table	Change in Fair Value of Options Granted During the Current Fiscal Year	Change in Fair Value of Options Granted in Previous Fiscal Years	Change in Fair Value of RSUs Granted During the Current Fiscal Year	Change in Fair Value of RSUs Granted in Previous Fiscal Years	Change in Fair Value of RSUs Granted in Prior Fiscal Year that Vested in the Current Fiscal Year	Total Change in Fair Value of Equity (RSUs and Options)	Compensation Actually Paid

2022	1,890,654	(470,257)	(1,603,864)	—	—	(196,337)	(2,270,458)	(379,804)

2021	1,714,256	(147,541)	(3,798,694)	—	(75,002)	138,332	(3,882,904)	(2,168,648)

2020	1,659,438	843,743	3,192,000	—	976,005	(1,332)	5,010,416	6,669,854

(3)
The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding the CEO and, for 2022, Ms. Burk as her employment terminated prior to the end of the year) in the “Total” column of the Summary Compensation Table in each applicable fiscal year. The NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Anthony Georgiadis; and (ii) for 2021 and 2020, Mr. Georgiadis and Beth Burk.

(4)
The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the CEO and, for 2022, Ms. Burk as her employment terminated prior to the end of the year), as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to these NEOs as a group during such fiscal years and are based on valuation assumptions required by the SEC, which are unlikely to reflect actual amounts realized at vesting or exercise (as applicable). The average total compensation as reported in the Summary Compensation Table for those NEOs as a group for each year was adjusted using the same methodology as used to determine the Compensation Actually Paid for Mr. Kovler, as follows:

Year	Average Total Compensation as Reported in the Summary Compensation Table	Change in Fair Value of Options Granted During the Current Fiscal Year	Change in Fair Value of Options Granted in Previous Fiscal Years	Change in Fair Value of RSUs Granted During the Current Fiscal Year	Change in Fair Value of RSUs Granted in Previous Fiscal Years	Change in Fair Value of RSUs Granted in Prior Fiscal Year that Vested in the Current Fiscal Year	Total Change in Fair Value of Equity (RSUs and Options)	Compensation Actually Paid

2022	1,970,222	(323,813)	(1,533,474)	(107,328)	—	(147,250)	(2,111,865)	(141,643)

2021	1,290,081	(151,314)	(2,033,911)	—	(58,125)	81,941	(2,161,410)	(871,329)

2020	1,396,853	907,117	1,596,000	298,600	366,000	16,375	3,184,092	4,580,945

(5)
As reported in Part II, Item 5 of the Form
10-K,
and our Annual Report on Form
10-K
for the fiscal years ended December 31, 2021 and December 31, 2020 respectively. For each year reported, our Peer Group included Cresco Labs Inc., Curaleaf Holdings, Inc. and Trulieve Cannabis Corp., and for 2022 only, also included Verano Holdings Corp.

(6)
As required by Item 402(v) of Regulation
S-K,
the Company has determined that Adjusted Operating EBIDTA is the Company Selected Measure, as it is the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to the NEOs to Company performance for the most recently completed fiscal year. Adjusted Operating EBITDA is defined as earnings before interest, taxes, depreciation, and amortization, adjusted for other income, non-cash
share-based compensation,
one-time
transaction related expenses, or other
non-operating
costs. See
Appendix A
for a reconciliation of
non-GAAP
financial measures.

Most Important Financial Measures Used to Determine Compensation for 2022
Below is an unranked list of the most important financial performance measures the Company used to link “compensation actually paid” to the NEOs for the year ended December 31, 2022 to Company performance.

Most Important Financial Measures
• Revenue
• Adjusted Operating EBIDTA
As discussed under “Compensation, Discussion and Analysis—Elements of Compensation—
Short-Term Incentive Awards
” above, the Compensation Committee believes that Revenue and Adjusted Operating EBITDA are the most appropriate financial measures to use in our incentive-based compensation elements for our NEOs. Although the Compensation Committee considers generally the Company’s overall financial performance, including with respect to Free Cash Flow, Cash Reserves, Gross Margin, and other metrics, no other measures are specifically or quantitatively tied to our NEOs’ compensation outcomes.

DIRECTOR COMPENSATION

Beginning in August 2020, the Board eliminated director compensation fees for employee directors and approved the following compensation program for non-employee directors that remained in effect until November 30, 2022:

•	$50,000 annual cash retainer;

•	$40,000 additional annual cash retainer for the chair of the Audit Committee;

•	$25,000 additional annual cash retainer for the chair of the Compensation Committee;

•	$250,000 annual award of fully-vested RSUs; and

•	$100,000 additional annual award of fully-vested RSUs for each member of the Executive Committee

Effective December 1, 2022, at the recommendation of the Compensation Committee, the Board adopted a new director compensation program for non-employee directors, with all elements to be paid in quarterly installments, as follows:

•	$75,000 annual cash retainer;

•	$65,000 additional annual retainer for the chair of the Audit Committee, to be paid in cash or fully-vested RSUs at the recipient’s election;

•	$50,000 additional annual cash retainer for the chair of the Compensation Committee , to be paid in cash or fully-vested RSUs at the recipient’s election; and

•	$175,000 annual award of fully-vested RSUs.

In addition, on December 1, 2022, each member of the Audit Committee received a one-time payment of $35,000, paid one half in RSUs and one-half in cash (the “Audit Committee Special Fee”).

Under both director compensation programs, quarterly compensation was paid on the first date of the third month of each calendar quarter, and was prorated for individuals who joined during the middle of a quarter based on the number of days served.

The following table sets forth all compensation paid to or earned by each of our non-employee directors during fiscal year 2022. Ms. Barnes and Mr. Nadelmann joined the Board in 2023 and were not compensated by the Company in 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Wendy Berger(2)	$62,500	$318,705	$—	$—	$—	$—	$381,205
Richard Drexler(3)	$50,978	$59,343	$—	$—	$—	$—	$110,321
Jeffrey Goldman(4)	$35,435	$59,343	$—	$—	$—	$134,996	$229,774
William Gruver(5)	$67,500	$262,469	$—	$—	$—	$—	$329,969
Dorri McWhorter(6)	$30,856	$154,262	$—	$—	$—	$—	$185,118
Westley Moore(7)	$12,500	$62,495	$—	$—	$—	$—	$74,995
Swati Mylavarapu(8)	$12,500	$62,495	$—	$—	$—	$—	$74,995
Glen Senk(9)	$50,000	$262,469	$—	$—	$—	$—	$312,469

Notes:

(1)	During 2022, our directors with continued service received four quarterly awards of RSUs, the grant date fair value of each of which were:

Name	March 1, 2022	June 1, 2022	September 1, 2022		December 1, 2022	Total
Wendy Berger	$87,482	$87,496		$87,491	$56,236	$318,705
Richard Drexler	N/A	N/A		N/A	$59,343	$59,343
Jeffrey Goldman	N/A	N/A		N/A	$59,343	$59,343
William Gruver	$87,482	$87,496		$87,491	N/A	$262,469
Dorri McWhorter	$29,272	$62,493		$62,497	N/A	$154,262
Westley Moore	$62,495	N/A	$	N/A	N/A	$62,495
Swati Mylavarapu	$62,495	N/A	$	N/A	N/A	$62,495
Glen Senk	$87,482	$87,496		$87,491	N/A	$262,469

None of the non-management directors had outstanding equity awards as of December 31, 2022.

(2)

Ms. Berger’s 2022 compensation includes amounts for her service as a member of the Executive Committee until that committee was disbanded in October 2022, and as Chair of the Compensation Committee beginning on July 1, 2022.

(3)

Mr. Drexler joined the Board on October 5, 2022. His compensation for the year includes amounts for his service as Chair of the Audit Committee beginning on that date, as well as the Audit Committee Special Fee.

(4)

Mr. Goldman joined the Board on October 5, 2022. His compensation for the year includes the Audit Committee Special Fee. Prior to joining the Board in October 2022, Mr. Goldman entered into an Independent Contractor Agreement dated May 1, 2022 with Vision Management Services, LLC, a wholly-owned subsidiary of the Company, pursuant to which Mr. Goldman provided certain marketing consultant and marketing support services for a term of 6 months. Pursuant to that agreement, Mr. Goldman received RSUs with a grant date fair value of $89,996 for such services, which award vested on October 31, 2022. On July 1, 2022, Mr. Goldman received an award of Options with a grant date fair value of $44,996, half of which award vested on January 1, 2023 and the remainder of which will vest on July 1, 2024 in recognition of his service as a contractor.

(5)	Mr. Gruver resigned from the Board on October 4, 2022. His compensation for the year includes amounts for his service as a member of the Executive Committee and as Chair of the Audit Committee.
(6)	Ms. McWhorter served on the Board from February 3, 2022 until October 4, 2022.
(7)	Mr. Moore resigned from the Board effective March 11, 2022.
(8)	Ms. Mylavarapu resigned from the Board on April 28, 2022.
(9)

Mr. Senk resigned from the Board on October 4, 2022. His compensation for the year includes amounts for his service as a member of the Executive Committee until his resignation and as Chair of the Compensation Committee until June 30, 2022, when Ms. Berger assumed the role of Chair.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2022, Glen Senk (Chair until June 30, 2022 and member until his resignation on October 4, 2022), Wendy Berger (member for the full year and Chair beginning July 1, 2022), Jeffrey Goldman (beginning on October 5, 2022), Westley Moore (member until his resignation on March 11, 2022) and Swati Mylavarapu (until her resignation on April 28, 2022) served as members of the Compensation Committee. Following the end of 2022, Ethan Nadelmann joined the Compensation Committee on April 27, 2023. Ms. Berger and Mr. Goldman have relationships requiring disclosure with respect to related party transactions, as described under “Proposals No. 1 and 2—Election of Directors, Certain Relationships, Related Transactions and Policy Regarding Related Transactions” above.

None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as our director or on the Compensation Committee, during fiscal 2022. None of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee, during fiscal 2022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. To our knowledge, based solely on a review of copies of such reports and representations received from our directors and executive officers, we believe that during the year ended December 31, 2022, our directors, executive officers and 10% shareholders complied with their Section 16(a) filing requirements on a timely basis.

APPROVAL

The contents and the sending of this proxy statement have been approved by the Board of Directors of the Company.

DATED as of May 1, 2023 By Order of the Board of Directors

/s/ Benjamin Kovler
Benjamin Kovler
Chief Executive Officer, Chairman and Founder

APPENDIX A

NON-GAAP FINANCIAL INFORMATION

The “Compensation Discussion and Analysis” and “2022 Pay-versus-Performance Table” sections of the preceding Proxy Statement of Green Thumb Industries Inc. include certain non-GAAP financial measures as defined by the Securities and Exchange Commission and applicable Canadian securities laws, including Adjusted Operating EBITDA and EBITDA. Adjusted Operating EBITDA and EBITDA are non-GAAP measures and do not have standardized definitions under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures, presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non-GAAP financial measures are presented because management has evaluated the financial results both including and excluding the adjusted items and believe that the supplemental non-GAAP financial measures presented provide additional perspective and insights when analyzing the core operating performance of the business. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited)

	Years Ended December 31,
	2022	2021	2020
	(in thousands)

Net Income Before Non-Controlling Interest	$13,655	$80,363	$19,078

Interest Income, net	(4,070)	(1,432)	(114)

Interest Expense, net	21,201	21,976	18,667

Provision For Income Taxes	94,777	124,612	83,853

Other Expense, Net	(4,499)	(10,677)	(15,377)

Depreciation and amortization	96,664	68,458	52,506

Earnings before interest, taxes, depreciation and amortization (EBITDA) (non-GAAP measure)	$217,728	$283,300	$158,613

Goodwill Impairment Charges	57,372	—	—

Write-off of Trade Names	31,131	—	—

Stock-based compensation, non-cash	27,140	19,600	19,337

Acquisition, transaction and other non-operating (income) costs	(21,893)	4,934	1,635

Adjusted Operating EBITDA (non-GAAP measure)	$311,478	$307,834	$179,585

A-1

GREEN THUMB INDUSTRIES INC.

325 W. HURON ST., SUITE 700

CHICAGO, IL 60654

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GREEN THUMB INDUSTRIES INC.

The Board of Directors recommends you vote FOR the following proposals:			For	Against

1.	Number of Directors. Set the number of directors to be elected at the Meeting to 7 (seven).		☐	☐

2.	Election of Directors.

	Nominees:		For		Withhold			For	Against	Abstain
	2a.	Dawn Wilson Barnes	☐		☐	3.	Executive Compensation. Approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement.	☐	☐	☐
	2b.	Wendy Berger	☐		☐
	2c.	Richard Drexler	☐		☐			For		Withhold
	2d.	Anthony Georgiadis	☐		☐	4.

Reappointment of Auditors. Re-appoint Baker Tilly US, LLP, as the auditors of the Company and to authorize the Board of Directors of the Company to fix that firm's remuneration and terms of engagement.

								☐		☐
	2e.	Jeffrey Goldman	☐		☐
	2f.	Benjamin Kovler	☐		☐	NOTE: Such other business as may properly come before the Meeting or any adjournment thereof.
	2g.	Ethan Nadelmann	☐		☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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V15521-P92613

GREEN THUMB INDUSTRIES INC.

Form of Proxy – Annual General Meeting to be held on June 14, 2023

Appointment of Proxyholder I/We being the undersigned holder(s) of Green Thumb Industries Inc. hereby appoint Bret Kravitz and Andrew Grossman.		Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:
OR

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Green Thumb Industries Inc. to be held via live webcast at www.virtualshareholdermeeting.com/GTBIF2023 at 10:00 a.m. (Central time) on June 14, 2023 or at any adjournment or postponement thereof.

This form of proxy is solicited by and on behalf of Management.

Proxies must be received by 10:59 p.m., Central time, on June 12, 2023.

Notes to Proxy

1.

Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual General Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.

2.

If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.

The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.

The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

Continued and to be signed on reverse side